UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
200 West Street	Dechert LLP
New York, NY 10282	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2010

Fundamental Equity Growth Funds
All Cap Growth
Capital Growth
Concentrated Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Tollkeepersm

Goldman Sachs Fundamental Equity
Growth Funds

■	ALL CAP GROWTH

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TOLLKEEPERSM

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Market Review	4
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	46
Financial Statements	62
Notes to Financial Statements	71
Financial Highlights	88
Other Information	102

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs All Cap Growth Fund invests in U.S. equity investments in small, mid and large cap issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small and mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Capital Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.

The Goldman Sachs Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small/Mid Cap Growth Fund invests in equity investments with a primary focus on small and mid cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small and mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Strategic Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Tollkeeper FundSM invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (”Tollkeeper” companies). Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in Tollkeeper companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may also invest in foreign securities, including emerging market securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth
Team’s Investment Process?

For over 29 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■ Make decisions as long-term business owners rather than as stock traders ■ Perform in-depth, fundamental research ■ Focus on long-term structural and competitive advantages	Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market
timing, sector rotation or momentum

Identify high quality growth businesses.
Some required investment criteria include:
■ Established brand names
■ Dominant market shares
■ Pricing power
■ Recurring revenue streams
■ Free cash flow
■ Long product life cycles
■ Favorable long-term growth prospects
■ Excellent management
Result Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■ Perform rigorous valuation analysis of every potential investment

■ Use valuation tools and analytics to
ensure that the high-quality business
franchises we have identified also
represent sound investments
Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities rallied during the six months ended February 28, 2010 (the “Reporting Period”), with the Standard & Poor’s 500® Index (the S&P 500 Index) posting a return of 9.32% and the Russell 3000® Index generating a 9.96% return.

As the Reporting Period began in September 2009, U.S. equities, as measured by the S&P 500 Index, rose 3.73% — its seventh consecutive month of positive returns and a far cry from where it had been one year prior when the S&P 500 Index had fallen 8.91%. Several factors drove the market higher in September 2009. Investors continued to rally around the anticipation of economic recovery. U.S. Gross Domestic Product (GDP) for the second calendar quarter shrank by 0.7% but was a sharp improvement from the first quarter’s 6.4% rate of decline. The Institute for Supply Management’s Non-Manufacturing Index improved to 50.9 in September, posting the first reading for non-manufacturing components of the economy in expansionary territory since September 2008. A falling U.S. dollar boosted commodity stocks and the stocks of companies doing a majority of their business outside the United States. Financial stocks continued to recover from the crushing they absorbed into March 2009, and the technology sector’s strength continued. On the downside, unemployment levels remained weak, as the rate trended up to 9.8% and consumer confidence, which had improved in August, dipped in September.

During the fourth quarter of 2009, economic data points were primarily positive, boosting the U.S. equity markets further, even with a weak October. As positive U.S. GDP figures were reported for the third calendar quarter, the S&P 500 Index’s 6.04% gain for the fourth calendar quarter overall reflected a growing sense that the nation was indeed exiting the recession. Market tailwinds included an improvement in consumer confidence, U.S. holiday retail sales that surpassed expectations, and an increase to a near four-year high of the Chicago Purchasing Manager Index, which indicates increasing business activity. The Bureau of Labor Statistics also reported encouraging data, as the unemployment rate, which had reached 10.2% in October dipped down to 10.0% in November and initial jobless claims declined. In the housing space, Standard & Poor’s reported that home prices, though still down year-over-year, improved in October 2009. Sales of existing homes were up from their lows of one year prior. Another positive sign for the recovery was solid corporate earnings, which largely outpaced analyst estimates. Further, credit markets continued to display improved liquidity, while interest rates remained at low levels. The biggest areas of concern remained those around the consumer and the persistently high unemployment rate. While both of these areas showed some signs of stabilization and even slight improvement during the quarter, consumer spending remained under pressure due to a still-challenged labor market and still-high debt levels.

The major U.S. equity indices declined in January, with the S&P 500 Index down 3.60%, as investors struggled to digest a slew of political, financial and economic news. While many companies reported quarterly earnings that surpassed expectations, the positive results were overshadowed by political tensions in the U.S. and concerns that China’s credit tightening will slow the global economic recovery. In Washington D.C., President Obama proposed a plan to place new limits on the size and activities of the country’s largest banks. This contributed to U.S. equity markets’ decline, hitting financial stocks the hardest. Also on the political front, health care stocks rallied after Scott Brown’s upset win in Massachusetts left Democrats without the crucial 60th vote needed for health care overhaul. Economic data points were mixed during January. On the positive side, U.S.

MARKET REVIEW

GDP grew at an annual rate of 5.7% during the fourth calendar quarter, the fastest pace in six years, and the consumer confidence index improved in January. The Senate confirmed another term for Federal Reserve (Fed) Chairman Ben Bernanke and the Fed pledged to hold interest rates near zero for an extended period. On the downside, unemployment remained elevated at 10% and the housing sector disappointed with the latest report showing that new and existing home sales fell in December.

In February, the U.S. equity markets demonstrated resilience, with the S&P 500 Index increasing 3.10%. In its first GDP revision, the government reported that the U.S. economy actually grew 5.9% in the fourth quarter of 2009, its best performance since the third quarter of 2003. U.S. equity markets also rallied after Fed Chairman Bernanke stated twice that he expects interest rates to remain low for an extended period to help spur demand. Bernanke’s reassurance of low rates helped lift stocks even as a number of bearish economic reports were released. On the housing front, sales of new and existing home sales unexpectedly fell in January. The disappointing sales were partially attributed to the homebuyer tax credit, initially set to expire in November but extended through June 2010, which pulled transactions forward and cut into potential purchases from future months. Also, consumer confidence declined and labor market data came in weak.

For the Reporting Period overall, performance within the S&P 500 Index was mixed, with no clear winner between economically-sensitive cyclical sectors and more defensive sectors. Consumer discretionary, industrials and health care held up best. Telecommunication services, financials and utilities were the weakest sectors in the S&P 500 Index for the Reporting Period.

From a capitalization perspective, mid-cap companies performed best, followed at some distance by small-cap companies and large-cap companies, which had little difference between them. Within large-cap companies, growth stocks outpaced value stocks by a solid margin. However, within the mid-cap and small-cap segments of the U.S. equity market, growth stocks edged out value stocks by only the slimmest amounts.

Looking Ahead

We were excited, at the end of the Reporting Period, to find ourselves with ample opportunities to buy quality businesses at deeply discounted valuations as we looked to the U.S. equity market over the next several months in 2010. In our view, many quality stocks were inexpensive relative to their lower quality peers, a valuation gap we expect to narrow over time as we enter into what we believe may be a more normalized market environment. Earnings should accelerate due to economic improvement and unprecedented company level operating leverage driven by aggressive cost cutting. Low borrowing costs should be a further tailwind to earnings. As investors refocus on fundamentals, we believe that 2010 overall will be a fertile environment in which to generate added value.

We continue to anticipate increased stock-level differentiation going forward, distinguishing higher quality companies with robust business models from those likely to remain challenged. We see prospects in select companies that we believe are poised to benefit from a scenario of lower competition, higher pricing and improved market share. We maintain our focus on quality companies trading at compelling valuations and believe that this long-term discipline will help us navigate volatile markets. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Goldman Sachs All Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs All Cap Growth Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs All Cap Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 12.00%, 11.54%, 12.25%, 12.16% and 11.80%, respectively. These returns compare to the 11.27% cumulative total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Effective stock selection overall contributed most to the Fund’s performance during the Reporting Period. Sector allocation also helped the Fund’s results relative to the Russell Index, though to a more modest degree. However, it should be noted that we do not make active sector or industry bets in managing this Fund, and thus sector allocation is purely the result of our bottom-up stock selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the energy, consumer staples, financials, telecommunication services and consumer discretionary sectors helped the Fund’s performance most. Having an overweighted allocation to telecommunication services, which significantly outpaced the Russell Index during the Reporting Period, also contributed positively to the Fund’s results.

Detracting most from the Fund’s performance was weak stock selection in the materials sector. Having an overweighted allocation to financials, which lagged the Russell Index during the Reporting Period, also hurt performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most in terms of absolute contribution to return from positions in Apple, the consumer electronics and software manufacturing giant; Microsoft, the software behemoth; Procter & Gamble, a leading consumer products manufacturer; American Tower, a wireless communications and broadcast tower operator; and Express Scripts, a pharmacy benefits management and specialty managed care company.

Apple contributed to performance, as demand for the company’s iMac, PC, iPod Touch and iPhone products remained healthy through year end 2009. In January 2010, Apple reported strong sales trends, which drove positive fourth quarter revenue and earnings. In addition, Apple unveiled the much anticipated iPad, which will be available to consumers later this year. Microsoft was a top contributor to Fund performance after posting quarterly results that surpassed expectations. Sales of desktops and laptops were better than anticipated and cost-cutting initiatives boosted its results. Also, during October 2009, Microsoft released its new operating system, Windows 7, and initial consumer demand has been strong. Procter & Gamble was a strong contributor to the Fund’s performance during the Reporting Period, as the company reported second fiscal

PORTFOLIO RESULTS

quarter earnings that beat expectations driven by strong organic sales growth.

Shares of wireless tower company American Tower rose after reporting positive earnings and after Clearwire, a wireless data company that is one of American Tower’s major customers, announced it would be making significant investments to improve its new network. These investments are expected to lead to a number of new tower leases in 2010, which should increase revenue for the industry. In addition, a new Federal Communications Commission (FCC) mandate will require municipalities to review and approve tower applications, for the installation of new antenna on existing sites, within a defined time frame. This should force municipalities to clear their backlog of tower applications and make it easier for carriers to hang up new antenna. In our view, American Tower is well positioned to benefit from these factors given its dominant market share in an industry with high barriers to entry. Further, we believe that leasing agreements used in the tower business are attractive, particularly in the current economic environment, as they provide a predictable stream of revenue and recurring cash flow. Shares of Express Scripts contributed to performance after it posted strong fourth quarter results and increased its guidance for the full year. The pharmacy benefits managers also provided encouraging remarks on its acquisition of WellPoint’s pharmacy benefits management business, which is expected to increase synergies and boost earnings.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s absolute results were positions in QUALCOMM, a digital wireless communications product and services developer; Schweitzer-Mauduit International, a specialty paper manufacturer; GameStop, a specialty electronic game and personal computer entertainment software retailer; FormFactor, a semiconductor equipment manufacturer; and Monsanto, a leading agricultural products provider.

Telecommunications chip developer QUALCOMM detracted from Fund performance. Early in the Reporting Period, the company lowered its earnings guidance and reported that uptake of third generation (3G) chips in China was slower than expected. Then, in January 2010, QUALCOMM’s shares traded down as the chipmaker’s guidance again disappointed investors even though its earnings were ahead of consensus. QUALCOMM lowered its full-year sales guidance due to lower chipset and handset pricing. In our view, the sell-off was overdone given the company’s dominant market position in 3G handsets and its growth opportunities in emerging markets and new consumer products. Shares of Schweitzer-Mauduit International, the largest supplier of paper to the tobacco industry and a new position for the Fund during the Reporting Period, fell after the company announced that Phillip Morris, one of its largest customers, was buying a small amount of paper from another supplier.

Shares of video game retailer GameStop fell after the company announced that its chief financial officer would be departing. However, GameStop gained share with core gamers during the Reporting Period due to its selection and focus on games and gaming accessories. The company also has a well-developed used-game business, which allows customers to sell old games to GameStop or trade in toward the purchase of a new game. These used games are re-sold at a discount to new games, an attractive feature for more casual gamers. Shares of FormFactor, which designs and manufactures wafer probe cards used for testing semiconductor chips, were down during the Reporting Period as the company reported revenues and earnings below analysts’ expectations. Such negative results were driven by several large customers delaying wafer design changes as they took advantage of attractive prices of existing designs. Monsanto struggled, as it experienced increasing competitive threats in several of its core segments, which, in turn, put pressure on pricing. In addition, questions arose during the Reporting Period on several of the company’s new products, which were exhibiting disappointing performance results. We eliminated the Fund’s position in Monsanto by the end of the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the first half of the fiscal year?

A	In addition to the sale of Monsanto mentioned earlier, positions in cosmetic and toiletry consumer products manufacturer Chattem, luxury retailer Tiffany, wireless mobile communications solutions designer Research In Motion, medical products manufacturer Zimmer Holdings and surgical instruments developer NuVasive were among the Fund’s most significant sales during the first half of the fiscal year.

The Fund established new positions during the semi-annual period in such names as biomedical therapies manufacturer Biogen Idec, apparel manufacturer Polo Ralph Lauren, student loan provider SLM (commonly known as Sallie Mae), athletic footwear and related products designer Nike and biopharmaceutical company Talecris Biotherapeutics Holdings.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to consumer discretionary and information technology decreased and its allocation to financials increased relative to the Russell Index. Other than these, there were no major changes in sector allocation during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund had overweighted positions relative to the Russell Index in the financials, consumer discretionary, energy, telecommunication services and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, information technology, industrials, materials, and, to a lesser degree, utilities.

FUND BASICS

All Cap Growth Fund
as of February 28, 2010

PERFORMANCE REVIEW

September 1, 2009–February 28, 2010	Fund Total Return (based on NAV)[1]	Russell 3000 Growth Index[2]

Class A	12.00%	11.27%
Class C	11.54	11.27
Institutional	12.25	11.27
Class IR	12.16	11.27
Class R	11.80	11.27

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Since Inception	Inception Date

Class A	41.63%	-1.89%	1/31/08
Class C	47.73	0.41	1/31/08
Institutional	50.30	1.50	1/31/08
Class IR	50.07	1.34	1/31/08
Class R	49.26	0.82	1/31/08

[3]	Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	7.98%
Class C	2.10	8.73
Institutional	0.95	7.58
Class IR	1.10	7.73
Class R	1.60	8.23

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/105

Holding	% of Net Assets	Line of Business

Apple, Inc.	3.5%	Computers & Peripherals
Microsoft Corp.	2.9	Software
Johnson & Johnson	2.9	Pharmaceuticals
PepsiCo., Inc.	2.6	Beverages
The Procter & Gamble Co.	2.5	Household Products
Oracle Corp.	2.5	Software
Cisco Systems, Inc.	2.3	Communications Equipment
Schlumberger Ltd.	2.2	Energy Equipment & Services
Baxter International, Inc.	2.2	Health Care Equipment & Supplies
QUALCOMM, Inc.	2.2	Communications Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of February 28, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets at February 28, 2010.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in large capitalization U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Capital Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 10.97%, 10.63%, 10.50%, 11.17%, 10.91%, 11.10% and 10.84%, respectively. These returns compare to the 11.32% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both stock selection and sector allocation overall contributed positively to the Fund’s performance during the Reporting Period. It should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up stock selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the energy, financials, telecommunication services, consumer discretionary and consumer staples sectors helped the Fund’s performance most. Having an overweighted allocation to the telecommunication services sector, which significantly outpaced the Russell Index, also contributed positively to the Fund’s results.

Detracting from the Fund’s performance was weak stock selection in the materials, industrials and health care sectors. Having an overweighted allocation to the financials sector, which lagged the Russell Index during the Reporting Period, and an underweighted position in industrials, which outpaced the Russell Index during the Reporting Period, hurt as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most in terms of absolute contribution to return from positions in Apple, the consumer electronics and software manufacturing giant; American Tower, a wireless communications and broadcast tower operator; Microsoft, the software behemoth; Procter & Gamble, a leading consumer products manufacturer; Express Scripts, a pharmacy benefits management and specialty managed care company; and Cisco Systems, an Internet data networking products supplier.

Apple contributed to performance, as demand for the company’s iMac, PC, iPod Touch and iPhone products remained healthy through year end 2009. In January 2010, Apple reported strong sales trends, which drove positive fourth quarter revenue and earnings. In addition, Apple unveiled the much anticipated iPad, which will be available to consumers later this year. Shares of wireless tower company American Tower rose after reporting positive earnings and after Clearwire, a wireless data company that is one of American Tower’s major customers, announced it would be making significant investments to improve its new network. These investments are expected to lead to a number of new tower leases in 2010, which should increase revenue for the industry. In addition, a new Federal Communications Commission (FCC) mandate will

PORTFOLIO RESULTS

require municipalities to review and approve tower applications, for the installation of new antenna on existing sites, within a defined time frame. This should force municipalities to clear their backlog of tower applications and make it easier for carriers to hang up new antenna. In our view, American Tower is well positioned to benefit from these factors given its dominant market share in an industry with high barriers to entry. Further, we believe that leasing agreements used in the tower business are attractive, particularly in the current economic environment, as they provide a predictable stream of revenue and recurring cash flow.

Microsoft was a top contributor to Fund performance after posting quarterly results that surpassed expectations. Sales of desktops and laptops were better than anticipated and cost-cutting initiatives boosted its results. Also, during October 2009, Microsoft released its new operating system, Windows 7, and initial consumer demand has been strong. Procter & Gamble was a strong contributor to the Fund’s performance during the Reporting Period, as the company reported second fiscal quarter earnings that beat expectations driven by strong organic sales growth.

Shares of Express Scripts contributed to performance after it posted strong fourth quarter results and increased its guidance for the full year. The pharmacy benefits managers also provided encouraging remarks on its acquisition of WellPoint’s pharmacy benefits management business, which is expected to increase synergies and boost earnings. Shares of Cisco Systems, a dominant franchise in networking for consumers and enterprise demand, traded up as enterprise network demand showed signs of improvement. Also, during the Reporting Period, Cisco Systems announced it would purchase video conference company Tandberg for $3 billion. In our view, the acquisition makes sense as Tandberg’s lower-end video systems complement Cisco System’s high-end telepresence systems.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s absolute results were positions in QUALCOMM, a digital wireless communications product and services developer; Monsanto, a leading agricultural products provider; Iron Mountain, a records and information management commercial services provider; Western Union, a money transfer services provider; and Ecolab, a specialty chemicals company.

Telecommunications chip developer QUALCOMM detracted from Fund performance. Early in the semi-annual period, the company lowered its earnings guidance and reported that uptake of third generation (3G) chips in China was slower than expected. Then, in January 2010, QUALCOMM’s shares traded down as the chipmaker’s guidance again disappointed investors even though its earnings were ahead of consensus. QUALCOMM lowered its full-year sales guidance due to lower chipset and handset pricing. In our view, the sell-off was overdone given the company’s dominant market position in 3G handsets and its growth opportunities in emerging markets and new consumer products. Monsanto struggled, as it experienced increasing competitive threats in several of its core segments, which, in turn, put pressure on pricing. In addition, questions arose during the Reporting Period on several of the company’s new products, which were exhibiting disappointing performance results. We eliminated the Fund’s position in Monsanto by the end of the Reporting Period.

Iron Mountain, a leader in record management, data storage and online backup, detracted during the Reporting Period, as the company’s near term revenue growth was challenged by the economic environment. The company, however, continued to focus on both pricing and efficiency in its physical services business and on opportunistically investing in its digital business. Shares of Western Union, the world’s largest global payment transfer company, declined after the company issued lower than expected guidance for the 2010 calendar year as the money remittance market remains challenged by macroeconomic conditions. Despite these near term headwinds, Western Union has been able to gain share versus its competitors. Ecolab, a new addition to the Fund’s portfolio during the Reporting Period, also detracted from Fund results. Its shares declined after the company reported earnings that were below expectations and lowered full year guidance. We continued to have conviction in the company as its long-term contracts with clients serve as a barrier to entry for competitors and provide recurring revenue.

Q	Did the Fund make any significant purchases or sales during the first half of the fiscal year?

A	In addition to the sale of Monsanto mentioned earlier, positions in medical products manufacturer Zimmer Holdings, video game software developer Electronic Arts, Coach, hotel and leisure resort operator Starwood Hotels & Resorts Worldwide and hotel operator and franchiser

PORTFOLIO RESULTS

Marriott International were among the Fund’s most significant sales during the first half of the fiscal year.

In addition to the purchase of Ecolab mentioned earlier, the Fund established new positions during the semi-annual period in such names as biomedical therapies manufacturer Biogen Idec, athletic footwear and related products designer Nike, oil and gas exploration and production company Occidental Petroleum, semiconductor designer and developer Xilinx and student loan provider SLM (commonly known as Sallie Mae).

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to consumer discretionary, industrials and information technology decreased and its allocations to consumer staples, financials and telecommunication services increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund had overweighted positions relative to the Russell Index in the financials, telecommunication services, health care and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples, information technology and materials and, to a lesser degree, in consumer discretionary and utilities.

FUND BASICS

Capital Growth Fund
as of February 28, 2010

PERFORMANCE REVIEW

September 1, 2009–February 28, 2010	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	10.97%	11.32%
Class B	10.63	11.32
Class C	10.50	11.32
Institutional	11.17	11.32
Service	10.91	11.32
Class IR	11.10	11.32
Class R	10.84	11.32

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	40.07%	-0.57%	-2.61%	8.16%	4/20/90
Class B	42.20	-0.59	-2.66	5.13	5/1/96
Class C	46.06	-0.19	-2.79	2.44	8/15/97
Institutional	48.85	0.97	-1.67	3.61	8/15/97
Service	48.11	0.46	-2.16	3.10	8/15/97
Class IR	48.65	N/A	N/A	-7.10	11/30/07
Class R	47.79	N/A	N/A	-7.55	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales change of 5.5% for Class A Shares, the assumed contingent deferred sales change for Class B shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales change for Class C shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B shares, and Class B shareholders may continue to exchange their shares for Class B shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.14%	1.48%
Class B	1.89	2.23
Class C	1.89	2.23
Institutional	0.74	1.08
Service	1.24	1.58
Class IR	0.89	1.23
Class R	1.39	1.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/105

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.4%	Computers & Peripherals
Microsoft Corp.	3.8	Software
PepsiCo., Inc.	3.5	Beverages
Cisco Systems, Inc.	3.5	Communications Equipment
The Procter & Gamble Co.	3.4	Household Products
Oracle Corp.	3.2	Software
American Tower Corp.	3.2	Wireless Telecommunication Services
Baxter International, Inc.	3.1	Health Care Equipment & Supplies
Johnson & Johnson	3.1	Pharmaceuticals
Schlumberger Ltd.	3.1	Energy Equipment & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of February 28, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets at February 28, 2010.

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Concentrated Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 10.94%, 10.58%, 10.61%, 11.21%, 11.10% and 10.90%, respectively. These returns compare to the 11.32% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both stock selection and sector allocation overall contributed positively to the Fund’s performance during the Reporting Period. It should be noted that we do not make active sector or industry bets in managing this Fund, and thus sector allocation is purely the result of our bottom-up stock selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the financials, consumer staples, telecommunication services and energy sectors helped the Fund’s performance most. Having an overweighted exposure to telecommunication services, which significantly outpaced the Russell Index during the Reporting Period, and no exposure to the materials and utilities sectors, which significantly lagged the Russell Index during the Reporting Period, also contributed positively to the Fund’s results.

Detracting most from the Fund’s performance was weak stock selection in the information technology and health care sectors. Having no exposure to the industrial sector, which outpaced the Russell Index during the Reporting Period, and an overweighted allocation to financials, which lagged the Russell Index during the Reporting Period, hurt as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most in terms of absolute contribution to return from positions in American Tower, a wireless communications and broadcast tower operator; Express Scripts, a pharmacy benefits management and specialty managed care company; Apple, the consumer electronics and software manufacturing giant; Crown Castle International, a wireless infrastructure operator; and Procter & Gamble, a leading consumer products manufacturer.

Shares of wireless tower company American Tower rose after reporting positive earnings and after Clearwire, a wireless data company that is one of American Tower’s major customers, announced it would be making significant investments to improve its new network. These investments are expected to lead to a number of new tower leases in 2010, which should increase revenue for the industry. In addition, a new Federal Communications Commission (FCC) mandate will require municipalities to review and approve tower applications, for the installation of new antenna on existing sites, within a defined time frame. This should force municipalities to clear their backlog of tower applications and make it easier for carriers to hang up new antenna. In our view, American Tower is well positioned to benefit from these factors given its dominant market share in an industry with high barriers to entry. Further, we believe that leasing agreements used in the tower business are attractive, particularly in the current economic environment, as they provide a predictable stream of revenue and recurring cash flow.

PORTFOLIO RESULTS

Shares of Express Scripts contributed to performance after it posted strong fourth quarter results and increased its guidance for the full year. The pharmacy benefits managers also provided encouraging remarks on its acquisition of WellPoint’s pharmacy benefits management business, which is expected to increase synergies and boost earnings. Apple contributed to performance, as demand for the company’s iMac, PC, iPod Touch and iPhone products remained healthy through year end 2009. In January 2010, Apple reported strong sales trends, which drove positive fourth quarter revenue and earnings. In addition, Apple unveiled the much anticipated iPad, which will be available to consumers later this year. Crown Castle International, like American Tower, reported positive earnings during the Reporting Period and benefited from its customer Clearwire’s significant investment to further build out its new wireless network. Procter & Gamble was a strong contributor to the Fund’s performance during the Reporting Period, as the company reported second fiscal quarter earnings that beat expectations driven by strong organic sales growth.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	There were only two Fund holdings that actually detracted from its absolute results during the Reporting Period — namely QUALCOMM, a digital wireless communications product and services developer, and Western Union, a money transfer services provider.

Telecommunications chip developer QUALCOMM detracted from Fund performance, as early in the semi-annual period, the company lowered its earnings guidance and reported that uptake of third generation (3G) chips in China was slower than expected. Then, in January 2010, QUALCOMM’s shares traded down as the chipmaker’s guidance again disappointed investors even though its earnings were ahead of consensus. QUALCOMM lowered its full-year sales guidance due to lower chipset and handset pricing. In our view, the sell-off was overdone given the company’s dominant market position in 3G handsets and its growth opportunities in emerging markets and new consumer products. Shares of Western Union, the world’s largest global payment transfer company, declined after the company issued lower than expected guidance for the 2010 calendar year as the money remittance market remains challenged by macroeconomic conditions. Despite these near term headwinds, Western Union has been able to gain share versus its competitors.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Among the Fund’s sales during the first half of the fiscal year were positions in credit card company Visa, diversified financial services company Morgan Stanley, integrated energy company Suncor Energy, hotel operator and franchiser Marriott International and video game software developer Electronic Arts.

The Fund established new positions during the semi-annual period in such names as athletic footwear and related products designer Nike, oil and gas exploration and production company Occidental Petroleum, fiduciary bank Northern Trust, biomedical therapies manufacturer Biogen Idec and oilfield services company Halliburton.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to consumer discretionary and information technology decreased and its allocations to consumer staples, energy, health care and telecommunication services increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, financials, health care and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, consumer discretionary and information technology. The Fund had no exposure to the industrials, materials and utilities sectors at February 28, 2010.

FUND BASICS

Concentrated Growth Fund
as of February 28, 2010

PERFORMANCE REVIEW

September 1, 2009–February 28, 2010	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	10.94%	11.32%
Class B	10.58	11.32
Class C	10.61	11.32
Institutional	11.21	11.32
Class IR	11.10	11.32
Class R	10.90	11.32

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Since Inception	Inception Date

Class A	40.05%	0.01%	3.67%	9/3/02
Class B	42.17	-0.02	3.70	9/3/02
Class C	46.30	0.38	3.67	9/3/02
Institutional	48.96	1.54	4.88	9/3/02
Class IR	48.69	N/A	-8.31	11/30/07
Class R	48.06	N/A	-8.72	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales change of 5.5% for Class A Shares, the assumed contingent deferred sales change for Class B shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales change for Class C shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B shares, and Class B shareholders may continue to exchange their shares for Class B shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.61%
Class B	2.05	2.36
Class C	2.05	2.36
Institutional	0.90	1.21
Class IR	1.05	1.36
Class R	1.55	1.86

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/105

Holding	% of Net Assets	Line of Business

American Tower Corp.	4.8%	Wireless Telecommunication Services
Apple, Inc.	4.4	Computers & Peripherals
Baxter International, Inc.	4.4	Health Care Equipment & Supplies
Schlumberger Ltd.	4.1	Energy Equipment & Services
Johnson & Johnson	4.1	Pharmaceuticals
PepsiCo., Inc.	3.9	Beverages
Cisco Systems, Inc.	3.9	Communications Equipment
The Procter & Gamble Co.	3.8	Household Products
Oracle Corp.	3.7	Software
Microsoft Corp.	3.6	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of February 28, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.4% of the Fund’s net assets at February 28, 2010.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Growth Opportunities Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 13.90%, 13.42%, 13.42%, 14.08%, 13.80%, 14.01% and 13.71%, respectively. These returns compare to the 13.70% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Sector allocation overall contributed positively to the Fund’s results relative to the Russell Index. Stock selection overall detracted from the Fund’s performance during the Reporting Period, but only to a modest degree. However, it should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up stock selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the consumer discretionary, telecommunication services, consumer staples and financials sectors helped the Fund’s performance most. Having an overweighted allocation to telecommunication services, which was the best-performing sector in the Russell Index during the Reporting Period, and having no exposure to utilities, which was the worst-performing sector of the Russell Index during the Reporting Period, also contributed positively to the Fund’s results. To a more modest degree, having an overweighted allocation to energy, which was the second best-performing sector of the Russell Index during the Reporting Period, also helped.

Detracting from the Fund’s performance was weak stock selection in the materials, information technology, industrials and health care sectors. Having an overweighted allocation to the financials sector, which lagged the Russell Index during the Reporting Period, also hurt performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most in terms of absolute contribution to return from positions in Chattem, a cosmetic and toiletry consumer products manufacturer; Netflix, the online movie rental service provider; American Tower, a wireless communications and broadcast tower operator; tw telecom, a fiber facilities-based local exchange carrier; and Amylin Pharmaceuticals, a biopharmaceutical company.

Shares of Chattem rose upon Sanofi-Aventis’ December announcement that it would acquire Chattem in a deal expected to close by the end of the first quarter of 2010. Investors believed that Chattem’s leading position in U.S. consumer health care through its broad portfolio of brand names in niche markets combined with Sanofi-Aventis’ existing geographic footprint should lead to strong growth. Specifically, Chattem’s platform is expected to enable Sanofi-Aventis to expand its over-the-counter product offerings by converting many of Sanofi-Aventis’

PORTFOLIO RESULTS

prescription medicines, such as Allegra, making them available to a wider consumer base. We eliminated the Fund’s position in Chattem by the end of the Reporting Period, taking profits.

Netflix was a top contributor to Fund performance, as the company reported earnings that exceeded expectations. The company added over one million subscribers during the fourth quarter of 2009 and despite economic headwinds raised guidance for 2010. The company’s “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers continued to be a significant driver of new subscribers. Shares of wireless tower company American Tower rose after reporting positive earnings and after Clearwire, a wireless data company that is one of American Tower’s major customers, announced it would be making significant investments to improve its new network. These investments are expected to lead to a number of new tower leases in 2010, which should increase revenue for the industry. In addition, a new Federal Communications Commission (FCC) mandate will require municipalities to review and approve tower applications, for the installation of new antenna on existing sites, within a defined time frame. This should force municipalities to clear their backlog of tower applications and make it easier for carriers to hang up new antenna. In our view, American Tower is well positioned to benefit from these factors given its dominant market share in an industry with high barriers to entry. Further, we believe that leasing agreements used in the tower business are attractive, particularly in the current economic environment, as they provide a predictable stream of revenue and recurring cash flow.

Shares of tw telecom rose during the Reporting Period, as investors anticipated that an economic recovery would lead to increased spending on telecommunication services. Historically, employment and telecommunication services have been highly correlated. Shares of Amylin Pharmaceuticals rose as investors gained more confidence that the Food and Drug Administration (FDA) would approve Byetta Long-Acting-Release (LAR). A competing diabetes drug, liraglutide, received FDA approval, which indicated to some that Byetta LAR was more likely to be approved. In addition, Amylin’s drug has shown fewer negative effects than its competitor.

Q	Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

A	Detracting most from the Fund’s absolute results were positions in GameStop, a specialty electronic game and personal computer entertainment software retailer; Schweitzer-Mauduit International, a specialty paper manufacturer; FormFactor, a semiconductor equipment manufacturer; Western Union, a money transfer services provider; and Energizer Holdings, a battery manufacturer.

Shares of video game retailer GameStop fell after the company announced that its chief financial officer would be departing. However, GameStop gained share with core gamers during the Reporting Period due to its selection and focus on games and gaming accessories. The company also has a well-developed used-game business, which allows customers to sell old games to GameStop or trade in toward the purchase of a new game. These used games are re-sold at a discount to new games, an attractive feature for more casual gamers. Shares of Schweitzer-Mauduit International, the largest supplier of paper to the tobacco industry and a new position for the Fund during the Reporting Period, fell after the company announced that Phillip Morris, one of its largest customers, was buying a small amount of paper from another supplier. Shares of FormFactor, which designs and manufactures wafer probe cards used for testing semiconductor chips, were down during the Reporting Period as the company reported revenues and earnings below analysts’ expectations. Such negative results were driven by several large customers delaying wafer design changes as they took advantage of attractive prices of existing designs.

Shares of Western Union, the world’s largest global payment transfer company, declined after the company issued lower than expected guidance for the 2010 calendar year as the money remittance market remains challenged by macroeconomic conditions. Despite these near term headwinds, Western Union has been able to gain share versus its competitors. Shares of Energizer Holdings declined following the report of its fiscal fourth quarter earnings. The stock decline was driven by two main factors: lower than expected quarterly earnings, owing primarily to gross margins, and a lower than expected earnings outlook for 2010. We believe that the market overreacted to the results and hence we added to the position on weakness.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the first half of the fiscal year?

A	In addition to the sale of Chattem mentioned earlier, positions in luxury retailer Tiffany, pharmacy benefits management and specialty managed care company Express Scripts, medical products manufacturer Zimmer Holdings, prescription medicine developer Shire and electro-optic technology-based products manufacturer Gentex were among the Fund’s sales during the first half of the fiscal year.

In addition to the purchase of Schweitzer-Mauduit International mentioned earlier, the Fund established new positions during the semi-annual period in such names as apparel manufacturer Polo Ralph Lauren, biomedical therapies manufacturer Biogen Idec, student loan provider SLM (commonly known as Sallie Mae), semiconductor designer and developer Xilinx and offshore drilling and production equipment manufacturer Dril-Quip.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples, health care and information technology decreased and its allocations to financials, industrials and materials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund had overweighted positions relative to the Russell Index in the financials, telecommunication services, energy, health care and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, information technology, utilities, consumer staples and materials.

FUND BASICS

Growth Opportunities Fund
as of February 28, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2009–February 28, 2010	(based on NAV)[1]	Growth Index[2]

Class A	13.90%	13.70%
Class B	13.42	13.70
Class C	13.42	13.70
Institutional	14.08	13.70
Service	13.80	13.70
Class IR	14.01	13.70
Class R	13.71	13.70

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

				Since	Inception
For the period ended 12/31/09	One Year	Five Years	Ten Years	Inception	Date

Class A	48.93%	3.33%	5.68%	9.74%	5/24/99
Class B	51.43	3.30	5.62	9.77	5/24/99
Class C	55.39	3.72	5.50	9.51	5/24/99
Institutional	58.21	4.91	6.71	10.76	5/24/99
Service	57.40	4.39	6.17	10.20	5/24/99
Class IR	57.96	N/A	N/A	-1.66	11/30/07
Class R	57.24	N/A	N/A	-2.13	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales change of 5.5% for Class A Shares, the assumed contingent deferred sales change for Class B shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales change for Class C shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B shares, and Class B shareholders may continue to exchange their shares for Class B shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.38%	1.50%
Class B	2.13	2.25
Class C	2.13	2.25
Institutional	0.98	1.10
Service	1.48	1.60
Class IR	1.13	1.25
Class R	1.63	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/105

	% of Net
Holding	Assets	Line of Business

CB Richard Ellis Group, Inc.	2.7%	Real Estate Management & Development
St. Jude Medical, Inc.	2.7	Health Care Equipment & Supplies
Northern Trust Corp.	2.6	Capital Markets
Cameron International Corp.	2.5	Energy Equipment & Services
IntercontinentalExchange, Inc.	2.5	Diversified Financial Services
Iron Mountain, Inc.	2.4	Commercial Services & Supplies
Broadcom Corp.	2.4	Semiconductors & Semiconductor Equipment
Charles River Laboratories International, Inc.	2.4	Life Sciences Tools & Services
Global Payments, Inc.	2.2	IT Services
Polo Ralph Lauren Corp.	2.2	Textiles, Apparel & Luxury Goods

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of February 28, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 7.7% of the Fund’s net assets at February 28, 2010.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Small/Mid Cap Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 15.62%, 15.32%, 15.22%, 15.86%, 15.65%, 15.73% and 15.49%, respectively. These returns compare to the 13.34% cumulative total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Effective stock selection overall contributed most to the Fund’s performance during the Reporting Period. Sector allocation also boosted the Fund’s results relative to the Russell Index but to a more modest degree. However, it should be noted that we do not make active sector or industry bets in managing this Fund, and thus sector allocation is purely the result of our bottom-up stock selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in energy, telecommunication services, financials, consumer discretionary and consumer staples helped the Fund’s performance most. Having an overweighted allocation to energy, which was the best-performing sector in the Russell Index during the Reporting Period, and an underweighted exposure to health care, which lagged the Russell Index during the Reporting Period, also contributed positively to the Fund’s results.

Detracting from the Fund’s performance was weak stock selection in the industrials, information technology and materials sectors. Having an underweighted position in materials, which outpaced the Russell Index during the Reporting Period, hurt as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most in terms of absolute contribution to return from positions in Rex Energy and Whiting Petroleum, each an independent oil and gas exploration and production company; SBA Communications, a wireless communications infrastructure operator; Chattem, a cosmetic and toiletry consumer products manufacturer; and OfficeMax, an office products retailer.

Rex Energy was a top contributor to Fund performance as it completed drilling its first horizontal well in the Marcellus Shale region of Pennsylvania. The well showed encouraging results and is expected to be a relatively good indicator of the potential for other wells in the region. Rex Energy continued to build out acreage in the Marcellus Shale area and currently has three projects under way. Whiting Petroleum reported a profit in its fiscal second quarter, which exceeded analysts’ estimates for a loss. Higher production in the Bakken shale area and enhanced oil recovery projects were the main drivers of the company’s strong results. In addition, Whiting Petroleum raised production growth guidance toward the end of 2009 as

PORTFOLIO RESULTS

well as its exploration and development budget. We continued to believe at the end of the Reporting Period that the Fund’s energy holdings remained well positioned to benefit from the long-term challenge of global oil supply as their profitability and growth are driven by increasing production, growing reserves and improving oil recovery through efficient oil extraction techniques.

Shares of SBA Communications rose after Clearwire, a wireless data company that is one of SBA Communications’ customers, announced it would be making significant investment to improve its new network. These investments are expected to lead to a number of new tower leases in 2010, which should increase revenue for the industry. In addition, a new Federal Communications Commission (FCC) mandate will require municipalities to review and approve tower applications, for the installation of new antenna on existing sites, within a defined time frame. This should force municipalities to clear their backlog of tower applications and make it easier for carriers to hang up new antenna. In our view, SBA Communications is well positioned to benefit from these factors given its growing market share in an industry with high barriers to entry. Further, we believe that leasing agreements used in the tower business are attractive, particularly in the current economic environment, as they provide a predictable stream of revenue and recurring cash flow.

Shares of Chattem rose upon Sanofi-Aventis’ December announcement that it would acquire Chattem in a deal expected to close by the end of the first quarter of 2010. Investors believed that Chattem’s leading position in U.S. consumer health care through its broad portfolio of brand names in niche markets combined with Sanofi-Aventis’ existing geographic footprint should lead to strong growth. Specifically, Chattem’s platform is expected to enable Sanofi-Aventis to expand its over-the-counter product offerings by converting many of Sanofi-Aventis’ prescription medicines, such as Allegra, making them available to a wider consumer base. We eliminated the Fund’s position in Chattem by the end of the Reporting Period, taking profits.

OfficeMax performed well as the company reported smaller than expected losses. While consumers and businesses have reined in spending, the negative impact was magnified in the corporate segment. As a result, the top three players in the office products industry all experienced weaker sales. OfficeMax’s cost cutting, however, helped offset the weakness. The company did not open any new stores in 2009; it enhanced its positioning for the back-to-school season in an effort to compensate for weakness on the corporate side; and it ramped up its private-label product line to appeal to more cost conscious shoppers.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s absolute results were positions in GameStop, a specialty electronic game and personal computer entertainment software retailer; Palm, a mobile computing products provider; Schweitzer-Mauduit International, a specialty paper manufacturer; FormFactor, a semiconductor equipment manufacturer; and Ritchie Bros. Auctioneers, the largest industrial equipment auctions operator in the nation.

Shares of video game retailer GameStop fell after the company announced that its chief financial officer would be departing. However, GameStop gained share with core gamers during the Reporting Period due to its selection and focus on games and gaming accessories. The company also has a well-developed used-game business, which allows customers to sell old games to GameStop or trade in toward the purchase of a new game. These used games are re-sold at a discount to new games, an attractive feature for more casual gamers. Smartphone manufacturer Palm detracted, as sales of the company’s Pre and Pixie devices disappointed.

Shares of Schweitzer-Mauduit International, the largest supplier of paper to the tobacco industry and a new position for the Fund during the Reporting Period, fell after the company announced that Phillip Morris, one of its largest customers, was buying a small amount of paper from another supplier. Shares of FormFactor, which designs and manufactures wafer probe cards used for testing semiconductor chips, were down during the Reporting Period as the company reported revenues and earnings below analysts’ expectations. Such negative results were driven by several large customers delaying wafer design changes as they took advantage of attractive prices of existing designs. Ritchie Bros. Auctioneers’ shares traded down as earnings in the near term were expected to be lower due to higher expenses in technology. We continued to have conviction in the company given its unique business model and dominant market position.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the sale of Chattem already mentioned, positions in surgical instruments developer NuVasive, electro-optic technology-based products manufacturer Gentex, medical lab and testing services research provider Covance, apparel retailer and wholesaler Urban Outfitters and network neutral interconnection and collocation services provider Switch & Data Facilities were among the Fund’s sales during the Reporting Period.

In addition to the purchase of Schweitzer-Mauduit International mentioned earlier, the Fund established new positions during the semi-annual period in such names as student loan provider SLM (commonly known as Sallie Mae), offshore drilling and production equipment manufacturer Dril-Quip, apparel and footwear manufacturer Phillips-Van Heusen, biopharmaceutical company Talecris Biotherapeutics Holdings and digital video disc publishing systems manufacturer Sonic Solutions.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples and information technology decreased and its allocations to industrials and materials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund had overweighted positions relative to the Russell Index in the energy, telecommunication services, industrials, financials and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology, health care, materials, utilities and consumer staples.

FUND BASICS

Small/Mid Cap Growth Fund
as of February 28, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell 2500
September 1, 2009–February 28, 2010	(based on NAV)[1]	Growth Index[2]

Class A	15.62%	13.34%
Class B	15.32	13.34
Class C	15.22	13.34
Institutional	15.86	13.34
Service	15.65	13.34
Class IR	15.73	13.34
Class R	15.49	13.34

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2500 Growth Index offers investors access to the small to mid cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small to mid cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Since Inception	Inception Date

Class A	49.76%	5.42%	6/30/05
Class B	52.39	5.47	6/30/05
Class C	56.39	5.87	6/30/05
Institutional	59.17	7.09	6/30/05
Service	58.38	6.54	6/30/05
Class IR	59.06	-1.51	11/30/07
Class R	58.21	-2.00	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales change of 5.5% for Class A Shares, the assumed contingent deferred sales change for Class B shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales change for Class C shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B shares, and Class B shareholders may continue to exchange their shares for Class B shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.68%
Class B	2.25	2.43
Class C	2.25	2.43
Institutional	1.10	1.28
Service	1.60	1.78
Class IR	1.25	1.43
Class R	1.75	1.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/105

	% of Net
Holding	Assets	Line of Business

SBA Communications Corp.	2.6%	Wireless Telecommunication Services
CB Richard Ellis Group, Inc.	2.5	Real Estate Management & Development
Charles River Laboratories International, Inc.	2.5	Life Sciences Tools & Services
Iron Mountain, Inc.	2.2	Commercial Services & Supplies
Netflix, Inc.	2.1	Internet & Catalog Retail
Whiting Petroleum Corp.	2.1	Oil, Gas and Consumable Fuels
Office Max, Inc.	2.1	Specialty Retail
Core Laboratories NV	1.9	Energy Equipment & Services
Equinix, Inc.	1.7	Internet Software & Services
Healthcare Services Group, Inc.	1.7	Commercial Services & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of February 28, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 13.5% of the Fund’s net assets at February 28, 2010.

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in large cap growth stocks. More specifically, the Goldman Sachs Growth Equity Investment Team seeks businesses with dominant market share, established brand name, pricing power, recurring revenue stream and free cash flow. Additionally, the Team seeks companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Strategic Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 10.64%, 10.25%, 10.24%, 10.86%, 10.56%, 10.85% and 10.48%, respectively. These returns compare to the 11.32% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted modestly from the Fund’s performance during the Reporting Period. Sector allocation contributed positively to the Fund’s results relative to the Russell Index. However, it should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up stock selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the energy, telecommunication services, consumer staples and consumer discretionary sectors helped the Fund’s performance most. Having an overweighted allocation to telecommunication services, the best-performing sector in the Russell Index during the Reporting Period, and having no exposure to utilities, the worst-performing sector in the Russell Index during the Reporting Period, also contributed positively to the Fund’s results.

Detracting most from the Fund’s performance was weak stock selection in the materials, information technology, health care and financials sectors. Having an underweighted allocation to industrials, which outpaced the Russell Index during the Reporting Period, and an overweighted allocation to financials, which lagged the Russell Index during the Reporting Period, also hurt performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most in terms of absolute contribution to return from positions in Apple, the consumer electronics and software manufacturing giant; American Tower, a wireless communications and broadcast tower operator; Crown Castle International, a wireless infrastructure operator; Express Scripts, a pharmacy benefits management and specialty managed care company; and Microsoft, the software behemoth.

Apple contributed to performance, as demand for the company’s iMac, PC, iPod Touch and iPhone products remained healthy through year end 2009. In January 2010, Apple reported strong sales trends, which drove positive fourth quarter revenue and earnings. In addition, Apple unveiled the much anticipated iPad, which will be available to consumers later this year.

Shares of wireless tower companies American Tower and Crown Castle International both rose after reporting positive earnings and after Clearwire, a wireless data company that is one of both companies’ major customers,

PORTFOLIO RESULTS

announced it would be making significant investments to improve its new network. These investments are expected to lead to a number of new tower leases in 2010, which should increase revenue for the industry. In addition, a new Federal Communications Commission (FCC) mandate will require municipalities to review and approve tower applications, for the installation of new antenna on existing sites, within a defined time frame. This should force municipalities to clear their backlog of tower applications and make it easier for carriers to hang up new antenna. In our view, both wireless tower companies are well positioned to benefit from these factors given their dominant market share in an industry with high barriers to entry. Further, we believe that leasing agreements used in the tower business are attractive, particularly in the current economic environment, as they provide a predictable stream of revenue and recurring cash flow.

Shares of Express Scripts contributed to performance after it posted strong fourth quarter results and increased its guidance for the full year. The pharmacy benefits managers also provided encouraging remarks on its acquisition of WellPoint’s pharmacy benefits management business, which is expected to increase synergies and boost earnings. Microsoft was a top contributor to Fund performance after posting quarterly results that surpassed expectations. Sales of desktops and laptops were better than anticipated and cost-cutting initiatives boosted its results. Also, during October 2009, Microsoft released its new operating system, Windows 7, and initial consumer demand has been strong.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s absolute results were positions in QUALCOMM, a digital wireless communications product and services developer; Monsanto, a leading agricultural products provider; Western Union, a money transfer services provider; and Ecolab, a specialty chemicals company.

Telecommunications chip developer QUALCOMM detracted from Fund performance. Early in the semi-annual period, the company lowered its earnings guidance and reported that uptake of third generation (3G) chips in China was slower than expected. Then, in January 2010, QUALCOMM’s shares traded down as the chipmaker’s guidance again disappointed investors even though its earnings were ahead of consensus. QUALCOMM lowered its full-year sales guidance due to lower chipset and handset pricing. In our view, the sell-off was overdone given the company’s dominant market position in 3G handsets and its growth opportunities in emerging markets and new consumer products. Monsanto struggled, as it experienced increasing competitive threats in several of its core segments, which, in turn, put pressure on pricing. In addition, questions arose during the Reporting Period on several of the company’s new products, which were exhibiting disappointing performance results. We eliminated the Fund’s position in Monsanto by the end of the Reporting Period.

Shares of Western Union, the world’s largest global payment transfer company, declined after the company issued lower than expected guidance for the 2010 calendar year as the money remittance market remains challenged by macroeconomic conditions. Despite these near term headwinds, Western Union has been able to gain share versus its competitors. Ecolab, a new addition to the Fund’s portfolio during the Reporting Period, also detracted from Fund results. Its shares declined after the company reported earnings that were below expectations and lowered full year guidance. We continued to have conviction in the company as its long-term contracts with clients serve as a barrier to entry for competitors and provide recurring revenue.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the sale of Monsanto mentioned earlier, positions in medical products manufacturer Zimmer Holdings, video game software developer Electronic Arts, leather goods producer Coach, hotel and leisure resort operator Starwood Hotels & Resorts Worldwide and hotel operator and franchiser Marriott International were among the Fund’s sales during the first half of the fiscal year.

In addition to the purchase of Ecolab already mentioned, the Fund established new positions during the Reporting Period in such names as biomedical therapies manufacturer Biogen Idec, athletic footwear and related products designer Nike, semiconductor designer and developer Xilinx, oil and gas exploration and production company Occidental Petroleum and diversified financial services company JPMorgan Chase.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to consumer discretionary, health care, industrials and

PORTFOLIO RESULTS

information technology decreased and its allocations to consumer staples, energy and financials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, health care, financials and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, information technology and consumer staples and, to a lesser degree, in materials and utilities. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary as of February 28, 2010.

FUND BASICS

Strategic Growth Fund
as of February 28, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2009–February 28, 2010	(based on NAV)[1]	Growth Index[2]

Class A	10.64%	11.32%
Class B	10.25	11.32
Class C	10.24	11.32
Institutional	10.86	11.32
Service	10.56	11.32
Class IR	10.85	11.32
Class R	10.48	11.32

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

				Since	Inception
For the period ended 12/31/09	One Year	Five Years	Ten Years	Inception	Date

Class A	35.66%	-0.31%	-3.14%	-1.28%	5/24/99
Class B	37.47	-0.33	-3.18	-1.31	5/24/99
Class C	41.40	0.05	-3.32	-1.48	5/24/99
Institutional	43.99	1.22	-2.20	-0.35	5/24/99
Service	43.19	0.82	-2.56	-0.73	5/24/99
Class IR	N/A	N/A	N/A	35.27	1/6/09
Class R	N/A	N/A	N/A	34.70	1/6/09

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end, except for Class IR and Class R Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales change of 5.5% for Class A Shares, the assumed contingent deferred sales change for Class B shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales change for Class C shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B shares, and Class B shareholders may continue to exchange their shares for Class B shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.15%	1.62%
Class B	1.90	2.37
Class C	1.90	2.37
Institutional	0.75	1.22
Service	1.25	1.72
Class IR	0.90	1.37
Class R	1.40	1.87

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/105

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.4%	Computers & Peripherals
PepsiCo., Inc.	3.6	Beverages
Johnson & Johnson	3.6	Pharmaceuticals
Microsoft Corp.	3.6	Software
The Procter & Gamble Co.	3.6	Household Products
Baxter International, Inc.	3.4	Health Care Equipment & Supplies
Oracle Corp.	3.4	Software
Cisco Systems, Inc.	3.2	Communications Equipment
Schlumberger Ltd.	3.1	Energy Equipment & Services
American Tower Corp.	2.9	Wireless Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of February 28, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

PORTFOLIO RESULTS

Goldman Sachs Tollkeeper Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in equity investments of “Tollkeeper” companies. In general, the Goldman Sachs Growth Equity Investment Team defines a Tollkeeper company as a high quality technology, media or service company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. The Team believes Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Team believes that the characteristics of recurring revenue or the ability to generate free cash flow should enable them to consistently grow their business.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Tollkeeper Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Tollkeeper Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.61%, 10.26%, 10.27%, 10.82% and 10.57%, respectively. These returns compare to the 11.41% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Effective stock selection overall detracted most from the Fund’s performance during the Reporting Period. Sector allocation also detracted from the Fund’s results relative to the NASDAQ Index but only to a modest degree.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the telecommunication services sector helped the performance most. To a lesser extent, stock selection in the materials sector also helped. Having an underweighted allocation to financials, which lagged the NASDAQ Index during the Reporting Period, and having no exposure to health care, which also underperformed the NASDAQ Index during the Reporting Period, also contributed positively to the Fund’s results. So, too, did having an overweighted allocation to telecommunication services, which outpaced the NASDAQ Index during the Reporting Period.

Detracting from the Fund’s performance was weak stock selection in the information technology, consumer discretionary and industrials sectors. Having no exposure to energy and consumer staples, which each significantly outperformed the NASDAQ Index during the Reporting Period, also hurt the Fund’s results. Having an overweighted allocation to information technology, which lagged the NASDAQ Index during the Reporting Period, detracted from the Fund’s performance as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most in terms of absolute contribution to return from positions in Netflix, the online movie rental service provider; American Tower, a wireless communications and broadcast tower operator; Apple, the consumer electronics and software manufacturing giant; Lamar Advertising, the largest outdoor advertising services company in the U.S.; and Microsoft, the software behemoth.

Netflix was a top contributor to Fund performance, as the company reported earnings that exceeded expectations. The company added over one million subscribers during the fourth quarter of 2009 and despite economic headwinds raised guidance for 2010. The company’s “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers continued to be a significant driver of new subscribers.

PORTFOLIO RESULTS

Shares of wireless tower company American Tower rose after reporting positive earnings and after Clearwire, a wireless data company that is one of American Tower’s major customers, announced it would be making significant investments to improve its new network. These investments are expected to lead to a number of new tower leases in 2010, which should increase revenue for the industry. In addition, a new Federal Communications Commission (FCC) mandate will require municipalities to review and approve tower applications, for the installation of new antenna on existing sites, within a defined time frame. This should force municipalities to clear their backlog of tower applications and make it easier for carriers to hang up new antenna. In our view, American Tower is well positioned to benefit from these factors given its dominant market share in an industry with high barriers to entry. Further, we believe that leasing agreements used in the tower business are attractive, particularly in the current economic environment, as they provide a predictable stream of revenue and recurring cash flow.

Apple contributed to performance, as demand for the company’s iMac, PC, iPod Touch and iPhone products remained healthy through year end 2009. In January 2010, Apple reported strong sales trends, which drove positive fourth quarter revenue and earnings. In addition, Apple unveiled the much anticipated iPad, which will be available to consumers later this year. Shares of Lamar Advertising, the largest outdoor advertising company in the U.S., were up, as advertising spending began to show early signs of recovery. In addition, Lamar Advertising was able to cut costs significantly, allowing the company to perform better than expected during the economic downturn. Further, outdoor advertising has been a beneficiary of changes in technology, as the company converts its billboards from static to digital, attracting more advertisers to the medium. Microsoft was a top contributor to Fund performance after posting quarterly results that surpassed expectations. Sales of desktops and laptops were better than anticipated and cost-cutting initiatives boosted its results. Also, during October 2009, Microsoft released its new operating system, Windows 7, and initial consumer demand has been strong.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s absolute results were positions in GameStop, a specialty electronic game and personal computer entertainment software retailer; Palm, a mobile computing products provider; QUALCOMM, a digital wireless communications product and services developer; FormFactor, a semiconductor equipment manufacturer; and Research In Motion, a wireless mobile communications solutions designer.

Shares of video game retailer GameStop fell after the company announced that its chief financial officer would be departing. However, GameStop gained share with core gamers during the Reporting Period due to its selection and focus on games and gaming accessories. The company also has a well-developed used-game business, which allows customers to sell old games to GameStop or trade in toward the purchase of a new game. These used games are re-sold at a discount to new games, an attractive feature for more casual gamers. Smartphone manufacturer Palm detracted, as sales of the company’s Pre and Pixie devices disappointed.

Telecommunications chip developer QUALCOMM detracted from Fund performance. Early in the semi-annual period, the company lowered its earnings guidance and reported that uptake of third generation (3G) chips in China was slower than expected. Then, in January 2010, QUALCOMM’s shares traded down as the chipmaker’s guidance again disappointed investors even though its earnings were ahead of consensus. QUALCOMM lowered its full-year sales guidance due to lower chipset and handset pricing. In our view, the sell-off was overdone given the company’s dominant market position in 3G handsets and its growth opportunities in emerging markets and new consumer products.

Shares of FormFactor, which designs and manufactures wafer probe cards used for testing semiconductor chips, were down during the Reporting Period as the company reported revenues and earnings below analysts’ expectations. Such negative results were driven by several large customers delaying wafer design changes as they took advantage of attractive prices of existing designs. Research In Motion was another disappointment during the Reporting Period, as it reported results that demonstrated a change in business fundamentals in our view. We were particularly concerned by the Blackberry maker’s net subscriber additions, profit margins and fiscal outlook. In our view, Research In Motion’s profit margins would remain under pressure due to increasing competition, primarily from Apple, in the smart-phone market, and consequently we exited the Fund’s position in Research In Motion.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the sale of Research In Motion already mentioned, positions in credit card company Visa, network neutral interconnection and collocation services provider Switch & Data Facilities, e-commerce retailer Amazon. com, powerline communications integrated circuit designer Intellon and telecommunication services company Neutral Tandem were among the Fund’s sales during the Reporting Period.

The Fund established new positions during the Reporting Period in such names as digital video disc publishing systems manufacturer Sonic Solutions, semiconductor manufacturer Altera, digital multi-channel audio technology provider DTS, semiconductor designer and developer Xilinx and credit card company MasterCard.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to information technology decreased and its allocation to materials increased modestly relative to the NASDAQ Index. Other than these, there were no major changes in sector allocation during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund’s most significant overweighting relative to the NASDAQ Index continued to be in the information technology sector. The Fund also had overweighted positions relative to the NASDAQ Index in the telecommunication services and industrials sectors. On the same date, the Fund had an underweighted position compared to the NASDAQ Index in financials and was rather neutrally weighted to the NASDAQ Index in consumer discretionary and materials. The Fund had no exposure to the consumer staples, energy, health care and utilities sectors on February 28, 2010.

FUND BASICS

Tollkeeper Fund
as of February 28, 2010

PERFORMANCE REVIEW

	Fund Total Return	NASDAQ
September 1, 2009–February 28, 2010	(based on NAV)[1]	Composite Index[2]

Class A	10.61%	11.41%
Class B	10.26	11.41
Class C	10.27	11.41
Institutional	10.82	11.41
Service	10.57	11.41

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

				Since	Inception
For the period ended 12/31/09	One Year	Five Years	Ten Years	Inception	Date

Class A	59.85%	4.99%	-6.15%	0.19%	10/1/99
Class B	63.21	5.08	-6.20	0.14	10/1/99
Class C	67.03	5.42	-6.32	-0.02	10/1/99
Institutional	69.94	6.62	-5.23	1.15	10/1/99
Service	69.07	6.09	-5.68	0.67	10/1/99

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales change of 5.5% for Class A Shares, the assumed contingent deferred sales change for Class B shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales change for Class C shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B shares, and Class B shareholders may continue to exchange their shares for Class B shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.67%
Class B	2.25	2.42
Class C	2.25	2.42
Institutional	1.10	1.27
Service	1.60	1.77

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 2/28/105

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.6%	Computer & Peripherals
Microsoft Corp.	5.2	Software
American Tower Corp.	4.7	Wireless Telecommunication Services
Iron Mountain, Inc.	4.3	Commercial Services & Supplies
Netflix, Inc.	4.2	Internet & Catalog Retail
Cisco Systems, Inc.	4.0	Communications Equipment
QUALCOMM, Inc.	3.6	Communications Equipment
Google, Inc.	3.5	Internet Software & Services
Oracle Corp.	3.4	Software
Broadcom Corp.	3.3	Semiconductor & Semiconductor Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of February 28, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 14.6% of the Fund’s net assets at February 28, 2010.

GOLDMAN SACHS ALL CAP GROWTH FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%

Aerospace & Defense – 1.9%
1,486	Aerovironment, Inc.*	$36,035
1,556	Alliant Techsystems, Inc.*	123,624
4,288	DigitalGlobe, Inc.*	102,312
1,804	United Technologies Corp.	123,845

		385,816

Beverages – 3.6%
4,931	Hansen Natural Corp.*	205,130
8,669	PepsiCo., Inc.	541,552

		746,682

Biotechnology* – 5.0%
7,799	Amylin Pharmaceuticals, Inc.	147,401
6,128	Biogen Idec, Inc.	337,101
8,048	Gilead Sciences, Inc.	383,165
8,190	Talecris Biotherapeutics Holdings Corp.	175,430

		1,043,097

Capital Markets – 3.8%
3,698	Evercore Partners, Inc.	111,347
5,420	Morgan Stanley & Co.	152,736
6,559	Northern Trust Corp.	349,529
10,021	The Charles Schwab Corp.	183,484

		797,096

Chemicals – 1.2%
2,249	Ecolab, Inc.	94,773
2,112	Praxair, Inc.	158,696

		253,469

Commercial Services & Supplies* – 1.6%
13,130	Iron Mountain, Inc.	339,804

Communications Equipment – 4.6%
19,925	Cisco Systems, Inc.*	484,775
12,628	QUALCOMM, Inc.	463,322

		948,097

Computers & Peripherals – 4.2%
3,598	Apple, Inc.*	736,223
2,761	Hewlett-Packard Co.	140,231

		876,454

Consumer Finance* – 1.1%
21,118	SLM Corp.	236,099

Diversified Financial Services – 2.3%
706	CME Group, Inc.	212,993
929	IntercontinentalExchange, Inc.*	99,672
3,736	JPMorgan Chase & Co.	156,800

		469,465

Diversified Telecommunication Services* – 0.5%
7,150	tw telecom, inc.	113,613

Electrical Equipment – 0.9%
1,196	Rockwell Automation, Inc.	64,692
2,050	Roper Industries, Inc.	113,652

		178,344

Electronic Equipment, Instruments & Components – 1.3%
3,690	Amphenol Corp.	153,689
3,987	FLIR Systems, Inc.*	106,891

		260,580

Energy Equipment & Services – 4.5%
816	Core Laboratories NV	101,208
1,447	Dril-Quip, Inc.*	79,180
9,280	Halliburton Co.	279,792
7,627	Schlumberger Ltd.	466,010

		926,190

Food & Staples Retailing – 1.2%
4,074	Costco Wholesale Corp.	248,392

Food Products – 0.3%
2,530	Kraft Foods, Inc.	71,928

Health Care Equipment & Supplies – 5.1%
8,179	Baxter International, Inc.	465,631
1,607	C.R. Bard, Inc.	134,634
4,129	CareFusion Corp.*	104,216
9,519	St. Jude Medical, Inc.*	363,816

		1,068,297

Health Care Providers & Services* – 1.9%
7,788	Emdeon, Inc.	121,493
2,048	Express Scripts, Inc.	196,628
1,524	Henry Schein, Inc.	86,609

		404,730

Hotels, Restaurants & Leisure – 1.8%
1,966	Choice Hotels International, Inc.	64,956
1,624	Life Time Fitness, Inc.*(a)	41,185
4,261	McDonald’s Corp.	272,065

		378,206

Household Durables – 1.1%
2,219	Fortune Brands, Inc.	97,259
8,856	Newell Rubbermaid, Inc.	121,770

		219,029

Household Products – 3.5%
3,437	Energizer Holdings, Inc.*	199,174
8,332	The Procter & Gamble Co.	527,249

		726,423

Internet & Catalog Retail*(a) – 1.0%
3,100	Netflix, Inc.	204,755

Internet Software & Services* – 2.8%
2,749	Equinix, Inc.	259,698
629	Google, Inc.	331,357

		591,055

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

IT Services – 3.7%
2,267	Cognizant Technology Solutions Corp.*	$109,111
7,870	Echo Global Logistics, Inc.*	89,010
6,007	Genpact Ltd.*	90,646
2,837	Global Payments, Inc.	121,452
443	MasterCard, Inc.	99,396
1,177	Visa, Inc.	100,374
9,917	Western Union Co.	156,490

		766,479

Life Sciences Tools & Services* – 2.3%
7,426	Charles River Laboratories International, Inc.	281,594
3,859	Thermo Fisher Scientific, Inc.	188,203

		469,797

Machinery – 2.0%
1,301	Danaher Corp.	96,235
21,674	Energy Recovery, Inc.*(a)	138,930
2,715	IDEX Corp.	84,165
3,904	Kennametal, Inc.	101,699

		421,029

Media* – 1.0%
3,572	Lamar Advertising Co.	107,446
3,507	Viacom, Inc. Class B	103,982

		211,428

Multiline Retail – 1.1%
4,240	Target Corp.	218,445

Oil, Gas & Consumable Fuels – 2.4%
1,965	Occidental Petroleum Corp.	156,905
3,386	Petrohawk Energy Corp.*	72,460
2,883	Suncor Energy, Inc.	83,348
2,536	Whiting Petroleum Corp.*	189,820

		502,533

Paper & Forest Products – 0.8%
3,458	Schweitzer-Mauduit International, Inc.	158,722

Personal Products – 1.0%
6,575	Avon Products, Inc.	200,143

Pharmaceuticals – 4.3%
9,409	Johnson & Johnson	592,767
5,153	Merck & Co., Inc.	190,043
1,754	Teva Pharmaceutical Industries Ltd. ADR	105,257

		888,067

Professional Services* – 0.5%
3,373	Verisk Analytics, Inc.	95,456

Real Estate Management & Development* – 1.5%
24,258	CB Richard Ellis Group, Inc.	320,206

Semiconductors & Semiconductor Equipment – 4.0%
5,235	Altera Corp.	127,891
11,140	Broadcom Corp.	348,905
8,771	FormFactor, Inc.*	144,283
3,975	Linear Technology Corp.	108,001
4,046	Xilinx, Inc.	104,508

		833,588

Software – 6.6%
2,962	Citrix Systems, Inc.*	127,396
21,364	Microsoft Corp.	612,292
20,812	Oracle Corp.	513,016
1,721	Salesforce.com, Inc.*	116,942

		1,369,646

Specialty Retail – 5.2%
4,368	Dick’s Sporting Goods, Inc.*	106,273
12,536	GameStop Corp.*	215,619
13,090	Lowe’s Cos., Inc.	310,364
7,052	PetSmart, Inc.	191,956
9,768	Staples, Inc.	251,624

		1,075,836

Textiles, Apparel & Luxury Goods – 2.9%
2,222	Coach, Inc.	80,970
3,163	NIKE, Inc. Class B	213,819
3,893	Polo Ralph Lauren Corp.	311,167

		605,956

Thrifts & Mortgage Finance – 0.8%
10,848	People’s United Financial, Inc.	171,073

Wireless Telecommunication Services* – 2.0%
6,684	American Tower Corp.	285,140
3,393	Crown Castle International Corp.	128,255

		413,395

TOTAL COMMON STOCKS
(Cost $17,554,978)		$20,209,420

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 2.4%

Repurchase Agreement – 2.4%
Joint Repurchase Agreement Account II
$500,000	0.119%	03/01/10	$500,000
Maturity Value: $500,005
(Cost $500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $18,054,978)			$20,709,420

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

Schedule of Investments (continued)
February 28, 2010 (Unaudited)

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 1.4%

Boston Global Investment Trust – Enhanced Portfolio
299,589	0.139%	$299,589
(Cost $299,357)

TOTAL INVESTMENTS – 101.1%
(Cost $18,354,335)		$21,009,009

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%		(236,681)

NET ASSETS – 100.0%		$20,772,328

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 26, 2010. Additional information appears on pages 60-61.

(c)	Represents an affiliated issuer.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 99.5%

Aerospace & Defense – 1.1%
221,981	United Technologies Corp.	$15,238,996

Beverages – 4.9%
773,431	PepsiCo., Inc.	48,316,235
369,200	The Coca-Cola Co.	19,464,224

		67,780,459

Biotechnology* – 3.7%
422,118	Biogen Idec, Inc.	23,220,711
569,176	Gilead Sciences, Inc.	27,098,469

		50,319,180

Capital Markets – 4.0%
426,500	Morgan Stanley & Co.	12,018,770
410,800	Northern Trust Corp.	21,891,532
1,183,886	The Charles Schwab Corp.	21,676,953

		55,587,255

Chemicals – 2.2%
305,269	Ecolab, Inc.	12,864,036
231,700	Praxair, Inc.	17,409,938

		30,273,974

Commercial Services & Supplies* – 1.6%
873,543	Iron Mountain, Inc.	22,607,293

Communications Equipment – 6.1%
1,978,013	Cisco Systems, Inc.*	48,125,057
984,412	QUALCOMM, Inc.	36,118,076

		84,243,133

Computers & Peripherals* – 4.4%
294,391	Apple, Inc.	60,238,286

Consumer Finance* – 1.1%
1,334,721	SLM Corp.	14,922,181

Diversified Financial Services – 2.5%
68,113	CME Group, Inc.	20,549,011
344,300	JPMorgan Chase & Co.	14,450,271

		34,999,282

Electronic Equipment, Instruments & Components – 1.2%
412,821	Amphenol Corp.	17,193,995

Energy Equipment & Services – 4.5%
644,836	Halliburton Co.	19,441,805
695,688	Schlumberger Ltd.	42,506,537

		61,948,342

Food & Staples Retailing(a) – 2.1%
473,964	Costco Wholesale Corp.	28,897,585

Food Products – 0.8%
385,247	Kraft Foods, Inc.	10,952,572

Health Care Equipment & Supplies – 6.2%
754,607	Baxter International, Inc.	42,959,777
165,504	C.R. Bard, Inc.	13,865,925
760,019	St. Jude Medical, Inc.*	29,047,926

		85,873,628

Health Care Providers & Services* – 1.2%
166,904	Express Scripts, Inc.	16,024,453

Hotels, Restaurants & Leisure – 1.6%
334,875	McDonald’s Corp.	21,381,769

Household Products – 3.4%
748,130	The Procter & Gamble Co.	47,341,666

Internet Software & Services* – 3.7%
269,294	Equinix, Inc.(a)	25,440,204
47,291	Google, Inc.	24,912,899

		50,353,103

IT Services – 4.3%
236,180	Cognizant Technology Solutions Corp.*	11,367,343
292,892	Global Payments, Inc.	12,538,706
45,100	MasterCard, Inc.	10,119,087
119,870	Visa, Inc.	10,222,514
915,009	Western Union Co.	14,438,842

		58,686,492

Life Sciences Tools & Services* – 2.7%
463,687	Charles River Laboratories International, Inc.	17,583,011
403,523	Thermo Fisher Scientific, Inc.	19,679,817

		37,262,828

Machinery – 0.5%
86,900	Danaher Corp.	6,427,993

Media* – 0.9%
404,965	Viacom, Inc. Class B	12,007,212

Multiline Retail – 2.1%
549,577	Target Corp.	28,314,207

Oil, Gas & Consumable Fuels – 2.3%
246,689	Occidental Petroleum Corp.	19,698,117
421,205	Suncor Energy, Inc.	12,177,036

		31,875,153

Personal Products – 1.2%
559,545	Avon Products, Inc.	17,032,550

Pharmaceuticals – 5.6%
678,699	Johnson & Johnson	42,758,037
656,100	Merck & Co., Inc.	24,196,968
172,287	Teva Pharmaceutical Industries Ltd. ADR	10,338,943

		77,293,948

Real Estate Management & Development* – 2.4%
2,452,317	CB Richard Ellis Group, Inc.	32,370,584

Semiconductors & Semiconductor Equipment – 3.5%
989,000	Broadcom Corp.	30,975,480
664,380	Xilinx, Inc.	17,160,935

		48,136,415

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Software – 6.9%
1,807,993	Microsoft Corp.	$51,817,080
1,773,385	Oracle Corp.	43,713,940

		95,531,020

Specialty Retail – 3.7%
1,053,318	Lowe’s Cos., Inc.	24,974,170
996,925	Staples, Inc.	25,680,788

		50,654,958

Textiles, Apparel & Luxury Goods – 1.6%
327,177	NIKE, Inc. Class B	22,117,165

Thrifts & Mortgage Finance – 1.1%
944,060	People’s United Financial, Inc.	14,887,826

Wireless Telecommunication Services* – 4.4%
1,021,000	American Tower Corp.	43,555,860
443,265	Crown Castle International Corp.	16,755,417

		60,311,277

TOTAL COMMON STOCKS
(Cost $1,099,800,134)		$1,369,086,780

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 0.8%

Repurchase Agreement – 0.8%
Joint Repurchase Agreement Account II
$10,200,000	0.119%	03/01/10	$10,200,000
Maturity Value: $10,200,101
(Cost $10,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,110,000,134)			$1,379,286,780

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 1.2%

Boston Global Investment Trust – Enhanced Portfolio
17,068,253	0.139%	$17,068,253
(Cost $16,974,505)

TOTAL INVESTMENTS – 101.5%
(Cost $1,126,974,639)		$1,396,355,033

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%		(20,678,677)

NET ASSETS – 100.0%		$1,375,676,356

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 26, 2010. Additional information appears on pages 60-61.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 98.6%

Beverages – 3.9%
168,900	PepsiCo., Inc.	$10,551,183

Biotechnology* – 4.3%
103,190	Biogen Idec, Inc.	5,676,482
125,090	Gilead Sciences, Inc.	5,955,535

		11,632,017

Capital Markets – 4.4%
113,040	Northern Trust Corp.	6,023,902
321,220	The Charles Schwab Corp.	5,881,538

		11,905,440

Communications Equipment – 7.4%
429,900	Cisco Systems, Inc.*	10,459,467
258,080	QUALCOMM, Inc.	9,468,955

		19,928,422

Computers & Peripherals* – 4.4%
57,670	Apple, Inc.	11,800,435

Diversified Financial Services – 2.8%
24,430	CME Group, Inc.	7,370,287

Energy Equipment & Services – 6.1%
176,700	Halliburton Co.	5,327,505
181,400	Schlumberger Ltd.	11,083,540

		16,411,045

Food & Staples Retailing – 3.1%
134,730	Costco Wholesale Corp.	8,214,488

Health Care Equipment & Supplies – 7.4%
206,050	Baxter International, Inc.	11,730,427
209,910	St. Jude Medical, Inc.*	8,022,760

		19,753,187

Health Care Providers & Services* – 2.1%
57,170	Express Scripts, Inc.	5,488,919

Household Products – 3.8%
161,980	The Procter & Gamble Co.	10,250,094

Internet Software & Services*(a) – 2.9%
82,100	Equinix, Inc.	7,755,987

IT Services – 3.9%
22,840	MasterCard, Inc.	5,124,611
336,540	Western Union Co.	5,310,601

		10,435,212

Life Sciences Tools & Services* – 2.2%
119,810	Thermo Fisher Scientific, Inc.	5,843,134

Multiline Retail – 2.1%
110,680	Target Corp.	5,702,234

Oil, Gas & Consumable Fuels – 2.3%
75,650	Occidental Petroleum Corp.	6,040,652

Pharmaceuticals – 5.6%
175,660	Johnson & Johnson	11,066,580
67,390	Teva Pharmaceutical Industries Ltd. ADR	4,044,074

		15,110,654

Real Estate Management & Development* – 3.1%
625,380	CB Richard Ellis Group, Inc.	8,255,016

Semiconductors & Semiconductor Equipment – 4.7%
165,330	Altera Corp.	4,039,012
275,350	Broadcom Corp.	8,623,962

		12,662,974

Software – 7.3%
339,400	Microsoft Corp.	9,727,204
402,950	Oracle Corp.	9,932,717

		19,659,921

Specialty Retail – 4.2%
296,600	Lowe’s Cos., Inc.	7,032,386
164,970	Staples, Inc.	4,249,627

		11,282,013

Textiles, Apparel & Luxury Goods – 2.3%
91,770	NIKE, Inc. Class B	6,203,652

Thrifts & Mortgage Finance – 1.0%
162,990	People’s United Financial, Inc.	2,570,352

Wireless Telecommunication Services* – 7.3%
300,080	American Tower Corp.	12,801,413
175,560	Crown Castle International Corp.	6,636,168

		19,437,581

TOTAL COMMON STOCKS
(Cost $227,841,438)		$264,264,899

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 3.0%

Repurchase Agreement – 3.0%
Joint Repurchase Agreement Account II
$8,200,000	0.119%	03/01/10	$8,200,000
Maturity Value: $8,200,081
(Cost $8,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $236,041,438)			$272,464,899

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments (continued)
February 28, 2010 (Unaudited)

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 2.4%

Boston Global Investment Trust – Enhanced Portfolio
6,441,032	0.139%	$6,441,032
(Cost $6,390,389)

TOTAL INVESTMENTS – 104.0%
(Cost $242,431,827)		$278,905,931

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.0)%		(10,795,777)

NET ASSETS – 100.0%		$268,110,154

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 26, 2010. Additional information appears on pages 60-61.

(c)	Represents an affiliated issuer.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.5%

Aerospace & Defense*(a) – 1.2%
449,177	Alliant Techsystems, Inc.	$35,687,113

Air Freight & Logistics – 1.0%
561,243	C.H. Robinson Worldwide, Inc.	29,931,089

Beverages* – 1.6%
1,156,016	Hansen Natural Corp.	48,090,266

Biotechnology* – 4.7%
2,268,150	Amylin Pharmaceuticals, Inc.(a)	42,868,035
1,173,155	Biogen Idec, Inc.	64,535,256
1,472,490	Talecris Biotherapeutics Holdings Corp.	31,540,736

		138,944,027

Capital Markets – 3.7%
1,453,670	Northern Trust Corp.	77,466,074
1,851,400	TD Ameritrade Holding Corp.*	32,380,986

		109,847,060

Chemicals – 2.2%
1,504,900	Ecolab, Inc.	63,416,486

Commercial Services & Supplies* – 2.4%
2,765,377	Iron Mountain, Inc.	71,567,957

Construction & Engineering* – 0.9%
1,402,722	Quanta Services, Inc.	26,651,718

Consumer Finance* – 1.6%
4,184,234	SLM Corp.	46,779,736

Diversified Consumer Services* – 0.9%
453,765	Apollo Group, Inc.	27,171,448

Diversified Financial Services* – 2.5%
693,150	IntercontinentalExchange, Inc.	74,368,063

Diversified Telecommunication Services* – 1.6%
2,944,855	tw telecom, inc.	46,793,746

Electrical Equipment – 2.1%
615,429	Rockwell Automation, Inc.	33,288,555
543,126	Roper Industries, Inc.	30,110,905

		63,399,460

Electronic Equipment, Instruments & Components – 3.1%
1,305,711	Amphenol Corp.	54,382,863
1,410,469	FLIR Systems, Inc.*(a)	37,814,674

		92,197,537

Energy Equipment & Services – 5.6%
1,820,099	Cameron International Corp.*	74,860,672
379,604	Core Laboratories NV(a)	47,082,284
778,089	Dril-Quip, Inc.*	42,577,030

		164,519,986

Health Care Equipment & Supplies – 5.3%
654,966	C.R. Bard, Inc.	54,873,051
927,873	CareFusion Corp.*	23,419,515
2,064,388	St. Jude Medical, Inc.*	78,900,909

		157,193,475

Health Care Providers & Services* – 2.2%
1,760,103	Emdeon, Inc.	27,457,607
683,244	Henry Schein, Inc.	38,828,756

		66,286,363

Household Durables – 3.0%
863,996	Fortune Brands, Inc.	37,868,945
3,607,586	Newell Rubbermaid, Inc.	49,604,307

		87,473,252

Household Products* – 1.7%
873,820	Energizer Holdings, Inc.	50,637,869

Internet & Catalog Retail*(a) – 2.2%
965,477	Netflix, Inc.	63,769,756

Internet Software & Services*(a) – 2.0%
614,069	Equinix, Inc.	58,011,098

IT Services – 4.5%
641,464	Cognizant Technology Solutions Corp.*	30,873,662
1,542,725	Global Payments, Inc.	66,044,057
2,364,139	Western Union Co.	37,306,114

		134,223,833

Life Sciences Tools & Services* – 3.4%
1,843,847	Charles River Laboratories International, Inc.	69,918,678
331,200	Millipore Corp.	31,268,592

		101,187,270

Machinery – 1.4%
1,599,807	Kennametal, Inc.	41,674,972

Media*(a) – 1.0%
961,263	Lamar Advertising Co.	28,914,791

Oil, Gas & Consumable Fuels* – 2.0%
498,599	Continental Resources, Inc.(a)	19,684,689
537,597	Whiting Petroleum Corp.	40,239,135

		59,923,824

Paper & Forest Products – 0.8%
503,912	Schweitzer-Mauduit International, Inc.	23,129,561

Personal Products – 1.8%
1,790,859	Avon Products, Inc.	54,513,748

Professional Services* – 0.7%
747,632	Verisk Analytics, Inc.	21,157,986

Real Estate Management & Development* – 2.7%
6,103,473	CB Richard Ellis Group, Inc.	80,565,844

Semiconductors & Semiconductor Equipment – 7.9%
2,040,800	Altera Corp.	49,856,744
2,249,849	Broadcom Corp.	70,465,271
2,367,481	FormFactor, Inc.*	38,945,062
983,440	Linear Technology Corp.	26,720,065
1,794,542	Xilinx, Inc.	46,353,020

		232,340,162

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Software* – 2.2%
803,559	Citrix Systems, Inc.	$34,561,073
438,914	Salesforce.com, Inc.	29,824,206

		64,385,279

Specialty Retail – 8.0%
724,405	Bed Bath & Beyond, Inc.*	30,142,492
1,324,326	Dick’s Sporting Goods, Inc.*(a)	32,220,851
2,922,908	GameStop Corp.*(a)	50,274,018
2,254,240	PetSmart, Inc.	61,360,413
2,392,313	Staples, Inc.	61,625,983

		235,623,757

Textiles, Apparel & Luxury Goods – 4.2%
1,595,684	Coach, Inc.	58,146,725
813,049	Polo Ralph Lauren Corp.(a)	64,987,007

		123,133,732

Thrifts & Mortgage Finance – 2.0%
3,650,723	People’s United Financial, Inc.	57,571,902

Wireless Telecommunication Services* – 3.4%
1,463,100	American Tower Corp.	62,415,846
1,031,162	Crown Castle International Corp.	38,977,924

		101,393,770

TOTAL COMMON STOCKS
(Cost $2,587,720,554)		$2,882,477,936

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 2.7%

Repurchase Agreement – 2.7%
Joint Repurchase Agreement Account II
$78,100,000	0.119%	03/01/10	$78,100,000
Maturity Value: $78,100,774
(Cost $78,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,665,820,554)			$2,960,577,936

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 7.7%

Boston Global Investment Trust – Enhanced Portfolio
228,693,582	0.139%	$228,693,582
(Cost $228,081,419)

TOTAL INVESTMENTS – 107.9%
(Cost $2,893,901,973)		$3,189,271,518

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.9)%		(233,938,053)

NET ASSETS – 100.0%		$2,955,333,465

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 26, 2010. Additional information appears on pages 60-61.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 95.1%

Aerospace & Defense* – 3.2%
177,677	Aerovironment, Inc.(a)	$4,308,667
69,307	Alliant Techsystems, Inc.	5,506,441
204,782	DigitalGlobe, Inc.	4,886,099

		14,701,207

Auto Components*(a) – 0.4%
188,019	Amerigon, Inc.	1,838,826

Beverages* – 1.6%
177,799	Hansen Natural Corp.	7,396,438

Biotechnology* – 4.3%
57,136	Alexion Pharmaceuticals, Inc.	2,829,375
347,956	Amylin Pharmaceuticals, Inc.(a)	6,576,368
28,700	Cephalon, Inc.	1,970,829
288,945	Halozyme Therapeutics, Inc.	1,580,529
160,600	Incyte Corp.(a)	1,711,996
228,900	Talecris Biotherapeutics Holdings Corp.	4,903,038

		19,572,135

Capital Markets – 3.6%
129,684	Eaton Vance Corp.	3,915,160
199,152	Evercore Partners, Inc.(a)	5,996,467
70,285	Oppenheimer Holdings, Inc.	1,757,828
690,233	TradeStation Group, Inc.*	4,762,607

		16,432,062

Chemicals* – 0.8%
225,780	STR Holdings, Inc.	3,750,206

Commercial Services & Supplies – 6.2%
350,515	Healthcare Services Group, Inc.	7,697,309
392,673	Iron Mountain, Inc.*	10,162,377
295,151	Ritchie Bros. Auctioneers, Inc.(a)	6,189,317
75,400	Stericycle, Inc.*(a)	4,160,572

		28,209,575

Communications Equipment*(a) – 0.4%
291,523	Palm, Inc.	1,778,290

Construction & Engineering* – 0.9%
213,504	Quanta Services, Inc.	4,056,576

Consumer Finance* – 1.6%
644,009	SLM Corp.	7,200,021

Diversified Consumer Services*(a) – 1.9%
41,532	Capella Education Co.	3,450,063
176,610	Coinstar, Inc.	5,241,785

		8,691,848

Diversified Financial Services* – 0.2%
34,200	MSCI, Inc.	1,025,316

Diversified Telecommunication Services* – 1.6%
459,943	tw telecom, inc.	7,308,494

Electrical Equipment – 2.1%
63,095	Rockwell Automation, Inc.(a)	3,412,808
107,338	Roper Industries, Inc.	5,950,819

		9,363,627

Electronic Equipment, Instruments & Components – 5.5%
177,571	Amphenol Corp.	7,395,832
257,624	Cogent, Inc.*	2,550,478
83,664	Dolby Laboratories, Inc.*	4,456,781
69,786	DTS, Inc.*	2,233,152
213,984	FLIR Systems, Inc.*	5,736,911
166,247	IPG Photonics Corp.*	2,630,028

		25,003,182

Energy Equipment & Services – 4.0%
68,800	Core Laboratories NV(a)	8,533,264
104,724	Dresser-Rand Group, Inc.*	3,237,019
120,100	Dril-Quip, Inc.*	6,571,872

		18,342,155

Food Products* – 0.4%
394,144	Smart Balance, Inc.	1,974,662

Health Care Equipment & Supplies* – 1.2%
93,400	CareFusion Corp.	2,357,416
230,901	Natus Medical, Inc.	3,112,546

		5,469,962

Health Care Providers & Services* – 2.9%
361,222	Emdeon, Inc.	5,635,063
130,879	Henry Schein, Inc.	7,437,854

		13,072,917

Health Care Technology* – 1.0%
217,602	MedAssets, Inc.	4,711,083

Hotels, Restaurants & Leisure(a) – 2.6%
137,997	Choice Hotels International, Inc.	4,559,421
156,570	Life Time Fitness, Inc.*	3,970,615
260,814	Texas Roadhouse, Inc.*	3,502,732

		12,032,768

Household Durables – 0.6%
188,800	Newell Rubbermaid, Inc.	2,596,000

Household Products* – 1.5%
114,390	Energizer Holdings, Inc.	6,628,901

Internet & Catalog Retail*(a) – 2.4%
27,630	Blue Nile, Inc.	1,415,761
144,683	Netflix, Inc.	9,556,312

		10,972,073

Internet Software & Services*(a) – 2.6%
83,300	Equinix, Inc.	7,869,351
162,201	GSI Commerce, Inc.	4,050,159

		11,919,510

IT Services – 3.4%
260,661	Echo Global Logistics, Inc.*(a)	2,948,076
373,108	Genpact Ltd.*	5,630,200
167,300	Global Payments, Inc.	7,162,113

		15,740,389

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Life Sciences Tools & Services* – 5.1%
566,550	Bruker Corp.	$7,081,875
297,653	Charles River Laboratories International, Inc.	11,287,002
50,516	Millipore Corp.	4,769,215

		23,138,092

Machinery – 3.4%
849,824	Energy Recovery, Inc.*(a)	5,447,372
120,353	IDEX Corp.	3,730,943
245,200	Kennametal, Inc.	6,387,460

		15,565,775

Media* – 1.0%
146,765	Lamar Advertising Co.	4,414,691

Oil, Gas & Consumable Fuels* – 4.0%
143,715	Petrohawk Energy Corp.	3,075,501
428,006	Rex Energy Corp.	5,923,603
126,209	Whiting Petroleum Corp.	9,446,744

		18,445,848

Paper & Forest Products – 0.8%
75,900	Schweitzer-Mauduit International, Inc.	3,483,810

Personal Products* – 0.0%
68,692	Physicians Formula Holdings, Inc.	142,879

Pharmaceuticals* – 0.3%
149,830	Eurand NV	1,330,490

Professional Services* – 1.0%
88,810	Mistras Group, Inc.	1,211,368
120,072	Verisk Analytics, Inc.	3,398,038

		4,609,406

Real Estate Management & Development* – 2.5%
860,100	CB Richard Ellis Group, Inc.	11,353,320

Semiconductors & Semiconductor Equipment – 5.3%
155,400	Altera Corp.	3,796,422
155,446	Cavium Networks, Inc.*	3,715,160
388,511	FormFactor, Inc.*	6,391,006
98,000	Hittite Microwave Corp.*	4,090,520
128,313	Linear Technology Corp.	3,486,264
108,300	Xilinx, Inc.	2,797,389

		24,276,761

Software* – 1.2%
57,000	Rosetta Stone, Inc.(a)	1,254,000
448,732	Sonic Solutions	4,078,974

		5,332,974

Specialty Retail – 7.6%
204,759	Dick’s Sporting Goods, Inc.*	4,981,787
440,836	GameStop Corp.*(a)	7,582,379
590,680	OfficeMax, Inc.*	9,433,160
278,674	PetSmart, Inc.(a)	7,585,506
95,991	Rue21, Inc.*	2,758,781
50,300	Tiffany & Co.	2,232,817

		34,574,430

Textiles, Apparel & Luxury Goods – 1.8%
125,185	Phillips-Van Heusen Corp.	5,448,051
109,770	Under Armour, Inc.*(a)	2,860,606

		8,308,657

Thrifts & Mortgage Finance – 1.6%
458,220	People’s United Financial, Inc.	7,226,129

Wireless Telecommunication Services* – 2.6%
340,164	SBA Communications Corp.	12,028,199

TOTAL COMMON STOCKS
(Cost $388,215,887)		$434,019,684

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 5.9%

Repurchase Agreement – 5.9%
Joint Repurchase Agreement Account II
$26,800,000	0.119%	03/01/10	$26,800,000
Maturity Value: $26,800,266
(Cost $26,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $415,015,887)			$460,819,684

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 13.5%

Boston Global Investment Trust – Enhanced Portfolio
61,822,412	0.139%	$61,822,412
(Cost $61,677,437)

TOTAL INVESTMENTS – 114.5%
(Cost $476,693,324)		$522,642,096

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.5)%		(66,115,092)

NET ASSETS – 100.0%		$456,527,004

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 26, 2010. Additional information appears on pages 60-61.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%

Aerospace & Defense – 1.4%
123,250	United Technologies Corp.	$8,461,113

Beverages – 4.9%
350,850	PepsiCo., Inc.	21,917,600
142,920	The Coca-Cola Co.	7,534,742

		29,452,342

Biotechnology* – 4.1%
208,700	Biogen Idec, Inc.	11,480,587
276,160	Gilead Sciences, Inc.	13,147,978

		24,628,565

Capital Markets – 4.7%
246,040	Morgan Stanley & Co.	6,933,407
203,780	Northern Trust Corp.	10,859,436
558,010	The Charles Schwab Corp.	10,217,163

		28,010,006

Chemicals – 2.8%
174,649	Ecolab, Inc.	7,359,709
127,710	Praxair, Inc.	9,596,129

		16,955,838

Communications Equipment – 6.1%
800,670	Cisco Systems, Inc.*	19,480,301
465,170	QUALCOMM, Inc.	17,067,087

		36,547,388

Computers & Peripherals* – 4.4%
128,020	Apple, Inc.	26,195,452

Diversified Financial Services – 2.8%
36,120	CME Group, Inc.	10,897,043
145,840	JPMorgan Chase & Co.	6,120,905

		17,017,948

Energy Equipment & Services – 5.0%
382,050	Halliburton Co.	11,518,807
302,520	Schlumberger Ltd.	18,483,972

		30,002,779

Food & Staples Retailing – 2.5%
250,340	Costco Wholesale Corp.	15,263,230

Food Products – 0.9%
198,860	Kraft Foods, Inc.	5,653,590

Health Care Equipment & Supplies – 6.7%
358,190	Baxter International, Inc.	20,391,757
64,080	C.R. Bard, Inc.	5,368,622
373,130	St. Jude Medical, Inc.*	14,261,029

		40,021,408

Health Care Providers & Services* – 1.5%
92,050	Express Scripts, Inc.	8,837,721

Hotels, Restaurants & Leisure – 1.7%
164,280	McDonald’s Corp.	10,489,278

Household Products – 3.6%
337,940	The Procter & Gamble Co.	21,384,843

Internet Software & Services* – 1.9%
22,129	Google, Inc.	11,657,557

IT Services – 3.4%
26,130	MasterCard, Inc.	5,862,788
69,460	Visa, Inc.	5,923,549
542,240	Western Union Co.	8,556,547

		20,342,884

Life Sciences Tools & Services* – 1.4%
167,970	Thermo Fisher Scientific, Inc.	8,191,897

Machinery – 1.1%
85,290	Danaher Corp.	6,308,901

Media* – 0.9%
190,227	Viacom, Inc. Class B	5,640,231

Multiline Retail – 2.4%
278,010	Target Corp.	14,323,075

Oil, Gas & Consumable Fuels – 2.5%
119,560	Occidental Petroleum Corp.	9,546,866
178,730	Suncor Energy, Inc.	5,167,084

		14,713,950

Personal Products – 1.4%
284,770	Avon Products, Inc.	8,668,399

Pharmaceuticals – 6.3%
345,930	Johnson & Johnson	21,793,590
275,860	Merck & Co., Inc.	10,173,717
100,150	Teva Pharmaceutical Industries Ltd. ADR	6,010,001

		37,977,308

Semiconductors & Semiconductor Equipment – 4.1%
449,510	Broadcom Corp.	14,078,653
399,300	Xilinx, Inc.	10,313,919

		24,392,572

Software – 7.0%
755,640	Microsoft Corp.	21,656,642
827,100	Oracle Corp.	20,388,015

		42,044,657

Specialty Retail – 4.3%
556,320	Lowe’s Cos., Inc.	13,190,347
485,470	Staples, Inc.	12,505,707

		25,696,054

Textiles, Apparel & Luxury Goods – 1.8%
161,830	NIKE, Inc. Class B	10,939,708

Thrifts & Mortgage Finance – 1.0%
392,650	People’s United Financial, Inc.	6,192,091

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments (continued)
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Wireless Telecommunication Services* – 5.1%
407,710	American Tower Corp.	$17,392,909
352,230	Crown Castle International Corp.	13,314,294

		30,707,203

TOTAL COMMON STOCKS
(Cost $546,584,581)		$586,717,988

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 2.1%

Repurchase Agreement – 2.1%
Joint Repurchase Agreement Account II
$12,800,000	0.119%	03/01/10	$12,800,000
Maturity Value: $12,800,127
(Cost $12,800,000)

TOTAL INVESTMENTS – 99.8%
(Cost $559,384,581)			$599,517,988

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			1,013,548

NET ASSETS – 100.0%			$600,531,536

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 26, 2010. Additional information appears on pages 60-61.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.2%

Aerospace & Defense* – 2.4%
328,720	DigitalGlobe, Inc.	$7,843,259

Chemicals* – 1.3%
249,210	STR Holdings, Inc.	4,139,378

Commercial Services & Supplies* – 4.3%
538,880	Iron Mountain, Inc.	13,946,214

Communications Equipment – 8.6%
536,595	Cisco Systems, Inc.*	13,055,356
482,310	Palm, Inc.*(a)	2,942,091
320,845	QUALCOMM, Inc.	11,771,803

		27,769,250

Computers & Peripherals* – 6.6%
104,733	Apple, Inc.	21,430,466

Diversified Consumer Services* – 3.8%
78,190	Apollo Group, Inc.	4,682,017
258,030	Coinstar, Inc.(a)	7,658,331

		12,340,348

Diversified Financial Services – 2.6%
28,030	CME Group, Inc.	8,456,371

Diversified Telecommunication Services* – 2.3%
462,476	tw telecom, inc.	7,348,744

Electronic Equipment, Instruments & Components – 7.0%
217,170	Amphenol Corp.	9,045,131
156,578	Dolby Laboratories, Inc.*	8,340,910
167,423	DTS, Inc.*	5,357,536

		22,743,577

Internet & Catalog Retail*(a) – 4.2%
206,340	Netflix, Inc.	13,628,757

Internet Software & Services* – 6.5%
102,500	Equinix, Inc.(a)	9,683,175
21,399	Google, Inc.	11,272,993

		20,956,168

IT Services – 7.8%
140,710	Cognizant Technology Solutions Corp.*	6,772,373
246,020	Echo Global Logistics, Inc.*(a)	2,782,486
135,510	Global Payments, Inc.	5,801,183
21,330	MasterCard, Inc.	4,785,812
308,810	Western Union Co.	4,873,022

		25,014,876

Media*(a) – 2.4%
257,930	Lamar Advertising Co.	7,758,534

Semiconductors & Semiconductor Equipment – 12.6%
275,940	Altera Corp.(a)	6,741,214
345,030	Broadcom Corp.	10,806,340
195,312	Cavium Networks, Inc.*	4,667,957
377,160	FormFactor, Inc.*	6,204,282
259,630	Linear Technology Corp.	7,054,147
202,030	Xilinx, Inc.	5,218,435

		40,692,375

Software – 16.8%
509,350	Activision Blizzard, Inc.	5,414,391
160,130	Citrix Systems, Inc.*	6,887,191
591,785	Microsoft Corp.	16,960,558
439,820	Oracle Corp.	10,841,563
103,570	Salesforce.com, Inc.*	7,037,581
779,010	Sonic Solutions*	7,081,201

		54,222,485

Specialty Retail*(a) – 3.3%
611,520	GameStop Corp.	10,518,144

Wireless Telecommunication Services* – 4.7%
353,630	American Tower Corp.	15,085,856

TOTAL COMMON STOCKS
(Cost $289,381,613)		$313,894,802

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 2.9%

Repurchase Agreement – 2.9%
Joint Repurchase Agreement Account II
$9,500,000	0.119%	03/01/10	$9,500,000
Maturity Value: $9,500,094
(Cost $9,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $298,881,613)			$323,394,802

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 14.6%

Boston Global Investment Trust – Enhanced Portfolio
47,323,348	0.139%	$47,323,348
(Cost $47,305,377)

TOTAL INVESTMENTS – 114.7%
(Cost $346,186,990)		$370,718,150

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.7)%		(47,610,409)

NET ASSETS – 100.0%		$323,107,741

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 26, 2010. Additional information appears on pages 60-61.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments
February 28, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2010, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

All Cap Growth	$500,000

Capital Growth	10,200,000

Concentrated Growth	8,200,000

Growth Opportunities	78,100,000

Small/Mid Cap Growth	26,800,000

Strategic Growth	12,800,000

Tollkeeper	9,500,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$5,050,000,000	0.12%	03/01/10	$5,050,050,500

Barclays Capital, Inc.	1,000,000,000	0.10	03/01/10	1,000,008,333

Barclays Capital, Inc.	6,000,000,000	0.12	03/01/10	6,000,060,000

BNP Paribas Securities Co.	3,000,000,000	0.12	03/01/10	3,000,030,000

Citigroup Global Markets, Inc.	1,500,000,000	0.12	03/01/10	1,500,015,000

Credit Suisse Securities (USA) LLC	1,350,000,000	0.12	03/01/10	1,350,013,500

Deutsche Bank Securities, Inc.	1,200,000,000	0.10	03/01/10	1,200,010,000

Deutsche Bank Securities, Inc.	4,550,000,000	0.12	03/01/10	4,550,045,500

JPMorgan Securities	370,000,000	0.12	03/01/10	370,003,700

Merrill Lynch & Co., Inc.	850,000,000	0.12	03/01/10	850,008,500

Morgan Stanley & Co.	600,000,000	0.10	03/01/10	600,005,000

Morgan Stanley & Co.	5,662,000,000	0.12	03/01/10	5,662,056,620

RBS Securities, Inc.	2,000,000,000	0.12	03/01/10	2,000,020,000

UBS Securities LLC	1,825,000,000	0.12	03/01/10	1,825,018,250

Wachovia Capital Markets	3,250,000,000	0.12	03/01/10	3,250,032,500

TOTAL				$38,207,377,403

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At February 28, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Bank	0.000% to 0.800%	03/10/10 to 07/08/11

Federal Home Loan Mortgage Corp.	1.125 to 14.000	03/15/10 to 11/01/47

Federal National Mortgage Association	0.000 to 16.000	04/01/10 to 01/01/50

Government National Mortgage Association	3.500 to 8.000	10/15/12 to 02/20/40

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Bills	0.000	03/11/10 to 02/10/11

U.S. Treasury Bond	4.375	11/15/39

U.S. Treasury Notes	0.875 to 10.625	03/15/10 to 08/15/19

U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/10 to 02/15/20

The aggregate market value of the collateral, including accrued interest, was $39,050,965,108.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities
February 28, 2010 (Unaudited)

All Cap
Growth Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $18,054,978, $1,110,000,134, $236,041,438, $2,665,820,554, $415,015,887, $559,384,581 and $298,881,613, respectively)(a)	$20,709,420
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (identified cost $299,357, $16,974,505, $6,390,389, $228,081,419, $61,677,437, $0 and $47,305,377, respectively)	299,589
Cash	39,549
Receivables:
Investment securities sold	50,274
Fund shares sold	37,323
Reimbursement from investment adviser	29,309
Dividends and interest	21,442
Securities lending income	94
Foreign tax reclaims, at value	—
Other assets	284

Total assets	21,187,284

Liabilities:

Payables:
Payable upon return of securities loaned	298,925
Amounts owed to affiliates	19,806
Investment securities purchased	7,901
Fund shares redeemed	52
Accrued expenses and other liabilities	88,272

Total liabilities	414,956

Net Assets:

Paid-in capital	18,174,841
Accumulated undistributed net investment income (loss)	(28,312)
Accumulated net realized loss from investment and foreign currency related transactions	(28,875)
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	2,654,674

NET ASSETS	$20,772,328

Net Assets:
Class A	$15,750,638
Class B	—
Class C	668,076
Institutional	4,298,539
Service	—
Class IR	45,083
Class R	9,992

Total Net Assets	$20,772,328

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	1,592,742
Class B	—
Class C	68,461
Institutional	430,433
Service	—
Class IR	4,527
Class R	1,014

Net asset value, offering and redemption price per share:(b)
Class A	$9.89
Class B	—
Class C	9.76
Institutional	9.99
Service	—
Class IR	9.96
Class R	9.85

(a)	Includes loaned securities having a market value of $293,212, $22,478,701, $6,801,840, $229,082,873, $61,008,588 and $46,438,939 for the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth and Tollkeeper Funds, respectively.

(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds is $10.47, $19.90, $12.34, $20.38, $13.01, $9.62 and $10.70, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth	Concentrated	Growth	Small/Mid Cap	Strategic	Tollkeeper
Fund	Growth Fund	Opportunities Fund	Growth Fund	Growth Fund	Fund

$1,379,286,780	$272,464,899	$2,960,577,936	$460,819,684	$599,517,988	$323,394,802

17,068,253	6,441,032	228,693,582	61,822,412	—	47,323,348
60,664	21,003	123,785	95,282	77,224	95,218

7,922,370	717,014	10,629,859	1,601,123	1,994,027	—
2,968,748	248,278	14,170,307	4,226,778	1,292,472	1,802,271
49,254	8,155	36,912	21,727	25,553	11,048
1,615,735	274,324	1,520,376	187,712	802,270	282,465
860	191	25,348	31,796	102	17,441
3,215	—	543	—	665	—
24,893	2,820	51,127	4,078	5,085	4,486

1,409,000,772	280,177,716	3,215,829,775	528,810,592	603,715,386	372,931,079

22,902,875	6,930,000	233,082,476	62,051,615	—	47,484,525
1,170,699	217,289	2,446,501	449,994	415,417	377,470
6,829,427	4,212,998	19,945,301	8,636,286	2,042,091	389,492
2,150,770	623,859	4,713,537	1,026,084	617,874	1,456,171
270,645	83,416	308,495	119,609	108,468	115,680

33,324,416	12,067,562	260,496,310	72,283,588	3,183,850	49,823,338

1,416,813,352	287,415,706	2,795,778,953	419,931,827	639,786,536	919,601,914
22,785	(90,163)	(7,058,357)	(1,487,447)	602,107	(1,761,757)
(310,540,266)	(55,689,493)	(128,756,676)	(7,866,148)	(79,990,533)	(619,263,576)
269,380,485	36,474,104	295,369,545	45,948,772	40,133,426	24,531,160

$1,375,676,356	$268,110,154	$2,955,333,465	$456,527,004	$600,531,536	$323,107,741

$836,999,000	$115,539,606	$767,490,001	$228,672,420	$209,892,183	$219,848,951
76,416,216	1,180,911	27,212,341	6,645,097	3,758,024	16,204,806
87,742,527	1,575,255	116,798,049	34,971,380	9,760,140	48,687,581
372,909,006	149,798,097	1,968,334,666	166,645,891	377,080,606	28,537,489
1,314,686	—	67,346,165	2,237,507	1,373	9,828,914
8,435	8,184	5,614,176	11,668,267	35,890	—
286,486	8,101	2,538,067	5,686,442	3,320	—

$1,375,676,356	$268,110,154	$2,955,333,465	$456,527,004	$600,531,536	$323,107,741

44,505,390	9,906,724	39,857,399	18,603,206	23,094,412	21,742,184
4,560,016	107,667	1,555,697	562,353	448,047	1,733,880
5,243,054	143,864	6,739,396	2,961,149	1,161,953	5,212,168
18,926,522	12,478,886	96,759,248	13,342,584	40,073,740	2,705,171
71,063	—	3,549,796	183,603	151	979,136
446	699	289,802	943,692	3,818	—
15,316	699	132,475	464,898	366	—

$18.81	$11.66	$19.26	$12.29	$9.09	$10.11
16.76	10.97	17.49	11.82	8.39	9.35
16.74	10.95	17.33	11.81	8.40	9.34
19.70	12.00	20.34	12.49	9.41	10.55
18.50	—	18.97	12.19	9.11	10.04
18.91	11.71	19.37	12.36	9.40	—
18.71	11.60	19.16	12.23	9.07	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations
For the Six Months Ended February 28, 2010 (Unaudited)

All Cap
Growth Fund

Investment income:

Dividends(a)	$94,241
Securities lending income — affiliated issuer	699
Interest	185

Total investment income	95,125

Expenses:

Management fees	95,956
Distribution and Service fees(b)	20,724
Transfer Agent fees(b)	15,016
Registration fees	53,541
Custody and accounting fees	40,653
Professional fees	36,671
Printing fees	35,442
Trustee fees	6,862
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	4,741

Total expenses	309,606

Less — expense reductions	(186,169)

Net expenses	123,437

NET INVESTMENT INCOME (LOSS)	(28,312)

Realized and unrealized gain (loss) from investment and foreign currency related transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers (including commission recapture of $0, $72,176, $0, $183,807, $0, $15,345 and $13,726, respectively)	726,154
Securities lending reinvestment vehicle transactions — affiliated issuer	427
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	1,380,584
Securities lending reinvestment vehicle — affiliated issuer	(157)

Net realized and unrealized gain from investment and foreign currency related transactions	2,107,008

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,078,696

(a)	Foreign taxes withheld on dividends were $228, $35,114, $10,863, $11,261, $9,540 and $11,331 for All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds, respectively.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
All Cap Growth	$17,907	$—	$2,793	$24	$13,609	$—	$531	$858	$—	$9	$9
Capital Growth	1,211,529	402,882	439,288	578	920,762	76,547	83,465	47,220	298	7	220
Concentrated Growth	137,029	5,866	7,814	20	104,142	1,115	1,485	31,135	—	7	7
Growth Opportunities	914,534	137,291	508,714	4,109	695,046	26,085	96,656	313,484	10,484	2,806	1,561
Small/Mid Cap Growth	220,073	30,244	134,330	6,786	167,256	5,746	25,523	26,977	351	3,911	2,578
Strategic Growth	209,003	19,099	44,859	8	158,842	3,629	8,523	46,037	—	33	4
Tollkeeper	271,609	86,389	239,502	—	206,422	16,414	45,506	5,308	1,595	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth	Concentrated	Growth	Small/Mid Cap	Strategic	Tollkeeper
Fund	Growth Fund	Opportunities Fund	Growth Fund	Growth Fund	Fund

$7,903,073	$1,346,118	$7,059,107	$809,906	$2,606,444	$707,302
37,570	6,050	329,806	196,994	3,034	100,414
7,618	2,053	49,726	8,763	6,201	5,154

7,948,261	1,354,221	7,438,639	1,015,663	2,615,679	812,870

6,685,573	1,340,261	12,175,479	1,762,204	2,051,100	1,584,904
2,054,277	150,729	1,564,648	391,433	272,969	597,500
1,128,519	137,891	1,146,122	232,342	217,068	275,245
37,299	42,421	48,304	62,584	51,913	36,039
66,544	35,100	94,514	64,087	44,849	42,522
39,106	35,612	37,992	35,808	35,808	36,298
90,278	40,562	138,347	49,147	50,187	43,575
7,518	6,900	7,719	7,011	7,074	6,990
1,863	—	65,524	2,191	2	9,968
1,863	—	65,524	2,191	2	9,968
157,533	784	137,233	18,197	16,130	47,851

10,270,373	1,790,260	15,481,406	2,627,195	2,747,102	2,690,860

(2,242,164)	(343,667)	(984,410)	(124,085)	(792,595)	(111,863)

8,028,209	1,446,593	14,496,996	2,503,110	1,954,507	2,578,997

(79,948)	(92,372)	(7,058,357)	(1,487,447)	661,172	(1,766,127)

18,373,484	2,490,098	124,324,325	12,828,218	5,313,066	7,727,805
1,913,749	167,906	3,677,605	263,233	99,699	57,392

124,941,680	26,056,537	184,571,889	33,886,458	20,982,938	23,534,429
(1,860,575)	(155,619)	(3,315,297)	(196,242)	(95,481)	1,233

143,368,338	28,558,922	309,258,522	46,781,667	26,300,222	31,320,859

$143,288,390	$28,466,550	$302,200,165	$45,294,220	$26,961,394	$29,554,732

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	All Cap Growth Fund
	For the
	Six Months Ended	For the Fiscal
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009

From operations:

Net investment loss	$(28,312)	$(8,947)
Net realized gain (loss) from investment and foreign currency related transactions	726,581	(735,726)
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	1,380,427	1,164,736

Net increase (decrease) in net assets resulting from operations	2,078,696	420,063

Distributions to shareholders:

From net realized gains
Class A Shares	—	(30,970)
Class B Shares	—	—
Class C Shares	—	(1,343)
Institutional Shares	—	(17,999)
Service Shares(a)	—	—
Class IR Shares	—	(83)
Class R Shares	—	(83)

Total distributions to shareholders	—	(50,478)

From share transactions:

Proceeds from sales of shares	6,105,458	12,216,279
Reinvestment of distributions	—	47,991
Cost of shares redeemed	(3,239,784)	(1,473,564)

Net increase (decrease) in net assets resulting from share transactions	2,865,674	10,790,706

TOTAL INCREASE (DECREASE)	4,944,370	11,160,291

Net assets:

Beginning of period	15,827,958	4,667,667

End of period	$20,772,328	$15,827,958

Accumulated undistributed net investment income (loss)	$(28,312)	$—

(a)	Service Shares liquidated on March 13, 2009 for Concentrated Growth Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth Fund		Concentrated Growth Fund
For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
February 28, 2010	Year Ended	February 28, 2010	Year Ended
(Unaudited)	August 31, 2009	(Unaudited)	August 31, 2009

$(79,948)	$(514,460)	$(92,372)	$(69,888)
20,287,233	(314,476,476)	2,658,004	(51,045,868)

123,081,105	(141,495,995)	25,900,918	(15,615,968)

143,288,390	(456,486,931)	28,466,550	(66,731,724)

—	(53,438,888)	—	—
—	(5,923,013)	—	—
—	(5,109,331)	—	—
—	(10,826,018)	—	—
—	(140,736)	—	—
—	(364)	—	—
—	(364)	—	—

—	(75,438,714)	—	—

225,043,139	223,475,738	26,013,616	74,755,066
—	69,456,917	—	—
(342,705,248)	(489,127,250)	(41,666,150)	(55,744,350)

(117,662,109)	(196,194,595)	(15,652,534)	19,010,716

25,626,281	(728,120,240)	12,814,016	(47,721,008)

1,350,050,075	2,078,170,315	255,296,138	303,017,146

$1,375,676,356	$1,350,050,075	$268,110,154	$255,296,138

$22,785	$102,733	$(90,163)	$2,209

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Growth Opportunities Fund
	For the
	Six Months Ended	For the Fiscal
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009

From operations:

Net investment income (loss)	$(7,058,357)	$(6,193,107)
Net realized gain (loss) from investment and foreign currency related transactions	128,001,930	(239,821,373)
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	181,256,592	341,959

Net increase (decrease) in net assets resulting from operations	302,200,165	(245,672,521)

Distributions to shareholders:

From net investment income
Class A Shares	—	—
Institutional Shares	—	—
Class IR Shares(a)	—	—
From net realized gains
Class A Shares	—	(37,220,715)
Class B Shares	—	(2,180,127)
Class C Shares	—	(5,692,550)
Institutional Shares	—	(51,551,599)
Service Shares	—	(498,276)
Class IR Shares	—	(471)
Class R Shares	—	(471)

Total distributions to shareholders	—	(97,144,209)

From share transactions:

Proceeds from sales of shares	1,019,519,270	867,038,096
Reinvestment of distributions	—	79,882,480
Cost of shares redeemed	(410,884,091)	(525,781,392)

Net increase (decrease) in net assets resulting from share transactions	608,635,179	421,139,184

TOTAL INCREASE (DECREASE)	910,835,344	78,322,454

Net assets:

Beginning of period	2,044,498,121	1,966,175,667

End of period	$2,955,333,465	$2,044,498,121

Accumulated undistributed net investment income (loss)	$(7,058,357)	$—

(a)	Commenced operations on January 6, 2009 for Strategic Growth Fund only.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Small/Mid Cap Growth Fund		Strategic Growth Fund
For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
February 28, 2010	Year Ended	February 28, 2010	Year Ended
(Unaudited)	August 31, 2009	(Unaudited)	August 31, 2009

$(1,487,447)	$(657,205)	$661,172	$582,577
13,091,451	(20,029,016)	5,412,765	(54,208,674)

33,690,216	9,221,200	20,887,457	(23,394,301)

45,294,220	(11,465,021)	26,961,394	(77,020,398)

—	—	(84,064)	—
—	—	(576,143)	—
—	—	(178)	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	(660,385)	—

220,619,713	170,133,591	359,386,622	103,368,709
—	—	584,750	—
(59,993,613)	(67,934,156)	(53,935,345)	(108,066,959)

160,626,100	102,199,435	306,036,027	(4,698,250)

205,920,320	90,734,414	332,337,036	(81,718,648)

250,606,684	159,872,270	268,194,500	349,913,148

$456,527,004	$250,606,684	$600,531,536	$268,194,500

$(1,487,447)	$—	$602,107	$601,320

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Tollkeeper Fund
	For the
	Six Months Ended	For the Fiscal
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009

From operations:

Net investment loss	$(1,766,127)	$(1,933,115)
Net realized gain (loss) from investment transactions	7,785,197	(4,622,450)
Net change in unrealized gain (loss) on investments	23,535,662	(23,816,004)

Net increase (decrease) in net assets resulting from operations	29,554,732	(30,371,569)

From share transactions:

Proceeds from sales of shares	64,956,703	96,220,765
Cost of shares redeemed	(57,772,861)	(68,111,911)

Net increase in net assets resulting from share transactions	7,183,842	28,108,854

TOTAL INCREASE (DECREASE)	36,738,574	(2,262,715)

Net assets:

Beginning of period	286,369,167	288,631,882

End of period	$323,107,741	$286,369,167

Accumulated undistributed net investment income (loss)	$(1,761,757)	$4,370

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements
February 28, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

All Cap Growth	A, C, Institutional, IR and R	Diversified

Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified

Concentrated Growth	A, B, C, Institutional, IR and R	Non-diversified

Tollkeeper	A, B, C, Institutional and Service	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — The Financial Accounting Standards Board (“FASB”) implemented its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

D. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

E. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

All Funds	Annually	Annually

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

G. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended February 28, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

All Cap Growth	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.90	%#

Capital Growth	1.00	0.90	0.80	0.80	0.80	0.97	0.70	#

Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.85	#

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.98	0.93	#

Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00	1.00

Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#

Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00

#	GSAM has voluntarily agreed to waive a portion of its management fees, such that the effective net management fee rates will not exceed 0.90%, 0.70%, 0.85%, 0.93% and 0.71% for the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities and Strategic Growth Funds, respectively. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee, accrued daily and paid monthly for distribution services and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2010, Goldman Sachs advised that it retained the following approximate amounts:

		Contingent
	Front End	Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B		Class C

All Cap Growth	$4,100	N/A		$—

Capital Growth	41,200	$200		—

Concentrated Growth	1,600	—		—

Growth Opportunities	104,000	—		800

Small/Mid Cap Growth	60,300	—		—	*

Strategic Growth	11,600	—		—

Tollkeeper	37,000	—	*	700

*	Amount rounds to less than $100.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds as an annual percentage rate of average daily net assets are 0.014%, 0.004%, 0.014%, 0.014%, 0.064%, 0.004% and 0.064%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended February 28, 2010, these expense reductions, including any fee waivers and Other Expenses reimbursement, were as follows (in thousands):

	Management	Other Expenses	Total Expense
Fund	Fee Waiver	Reimbursement	Reductions

All Cap Growth	$10	$176	$186

Capital Growth	1,871	371	2,242

Concentrated Growth	201	143	344

Growth Opportunities	694	290	984

Small/Mid Cap Growth	—	124	124

Strategic Growth	595	198	793

Tollkeeper	—	112	112

As of February 28, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

All Cap Growth	$14	$3	$3	$20

Capital Growth	731	284	156	1,171

Concentrated Growth	172	24	21	217

Growth Opportunities	2,007	250	190	2,447

Small/Mid Cap Growth	332	74	44	450

Strategic Growth	322	50	43	415

Tollkeeper	245	90	42	377

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2010, the Funds did not have any borrowings under the facility.

G. Other Transactions with Affiliates — For the six months ended February 28, 2010, Goldman Sachs earned approximately $800, $10,300, and $24,300 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of Concentrated Growth, Growth Opportunities and Strategic Growth Funds, respectively.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of February 28, 2010:

All Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$20,209,420	$—	$—
Short-term Investments	—	500,000	—
Securities Lending Reinvestment Vehicle	—	299,589	—

Total	$20,209,420	$799,589	$—

Capital Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,369,086,780	$—	$—
Short-term Investments	—	10,200,000	—
Securities Lending Reinvestment Vehicle	—	17,068,253	—

Total	$1,369,086,780	$27,268,253	$—

Concentrated Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$264,264,899	$—	$—
Short-term Investments	—	8,200,000	—
Securities Lending Reinvestment Vehicle	—	6,441,032	—

Total	$264,264,899	$14,641,032	$—

Growth Opportunities	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$2,882,477,936	$—	$—
Short-term Investments	—	78,100,000	—
Securities Lending Reinvestment Vehicle	—	228,693,582	—

Total	$2,882,477,936	$306,793,582	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

Small/Mid Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$434,019,684	$—	$—
Short-term Investments	—	26,800,000	—
Securities Lending Reinvestment Vehicle	—	61,822,412	—

Total	$434,019,684	$88,622,412	$—

Strategic Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$586,717,988	$—	$—
Short-term Investments	—	12,800,000	—

Total	$586,717,988	$12,800,000	$—

Tollkeeper	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$313,894,802	$—	$—
Short-term Investments	—	9,500,000	—
Securities Lending Reinvestment Vehicle	—	47,323,348	—

Total	$313,894,802	$56,823,348	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2010, were as follows:

		Sales and
Fund	Purchases	Maturities

All Cap Growth	$8,453,761	$5,670,462

Capital Growth	257,619,245	356,578,880

Concentrated Growth	72,170,990	86,980,177

Growth Opportunities	1,328,431,285	742,265,636

Small/Mid Cap Growth	241,705,958	94,337,260

Strategic Growth	378,716,798	80,812,147

Tollkeeper	95,153,689	88,272,194

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2010, are reported under Investment Income on the Statement of Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the six months ended February 28, 2010:

		Amounts Received
	Earnings of GSAL	by the Funds	Amounts Payable to
	Relating to	from Lending to	Goldman Sachs
	Securities Loaned	Goldman Sachs	Upon Return of
	for the six months ended	for the six months ended	Securities Loaned as of
Fund	February 28, 2010	February 28, 2010	February 28, 2010

All Cap Growth	$78	$80	$65,000

Capital Growth	4,170	4,209	10,169,000

Concentrated Growth	670	2,448	6,930,000

Growth Opportunities	36,634	58,257	28,880,700

Small/Mid Cap Growth	21,879	28,559	9,699,765

Strategic Growth	336	429	—

Tollkeeper	11,152	13,156	9,367,025

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

6. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the six months ended February 28, 2010 (in thousands):

	Number of			Number of
	Shares Held			Shares Held
	Beginning	Shares	Shares	End of	Value at End
Fund	of Period	Bought	Sold	Period	of Period

All Cap Growth	295	1,492	(1,487)	300	$300

Capital Growth	147,820	176,137	(306,889)	17,068	17,068

Concentrated Growth	25,364	22,211	(41,134)	6,441	6,441

Growth Opportunities	335,522	432,241	(539,069)	228,694	228,694

Small/Mid Cap Growth	45,728	122,050	(105,956)	61,822	61,822

Strategic Growth	13,802	21,987	(35,789)	—	—

Tollkeeper	40,251	161,758	(154,686)	47,323	47,323

7. TAX INFORMATION

As of the most recent fiscal year end, August 31, 2009, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows.

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Capital loss carryforward:[1]
Expiring 2010	$—	$—	$—	$—	$—	$(5,105,219)	$(476,409,289)
Expiring 2011	—	—	—	—	—	(7,008,970)	(137,998,151)
Expiring 2012	—	—	—	—	—	(13,060,848)	(1,145,651)
Expiring 2013	—	—	—	—	—	(2,826,194)	—
Expiring 2017	(67,031)	(53,970,759)	(15,390,277)	(40,070,646)	(2,545,701)	(7,331,037)	—

Total capital loss carryforward	(67,031)	(53,970,759)	(15,390,277)	(40,070,646)	(2,545,701)	(35,332,268)	(615,553,091)

Timing differences (post October losses)	$(274,782)	$(249,807,869)	$(37,707,158)	$(153,033,485)	$(13,129,449)	$(42,638,397)	$(8,654,758)

[1]	Expiration occurs on August 31 of the year indicated. Utilization of these losses may be limited under the Code.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. TAX INFORMATION (continued)

At February 28, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Tax Cost	$18,767,978	$1,153,113,421	$247,633,322	$2,958,952,755	$481,975,773	$566,801,263	$349,154,795

Gross unrealized gain	2,962,189	282,651,922	37,787,083	390,455,520	59,753,760	46,329,537	46,094,263

Gross unrealized loss	(721,158)	(39,410,310)	(6,514,474)	(160,136,757)	(19,087,437)	(13,612,812)	(24,530,908)

Net unrealized security gain	$2,241,031	$243,241,612	$31,272,609	$230,318,763	$40,666,323	$32,716,725	$21,563,355

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, return of capital of underlying fund investments and differences related to tax treatment of partnership investments as of the most recent fiscal year.

8. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Portfolio Concentration Risk — The Tollkeeper Fund invests primarily in equity investments in “Tollkeeper” companies. In general, the investment adviser defines a Tollkeeper company as a high-quality technology, media, or service company that adopts or uses technology to improve its cost structure, revenue, opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Tollkeeper Fund’s investment performance will be closely tied to many factors which affect those companies. The Tollkeeper Fund may also invest in a relatively few number of issuers. As a result, the Tollkeeper Fund’s net asset value is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Legal Proceedings — On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.
In the view of GS&Co. and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material effect on the ability of GS&Co., GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which GS&Co., GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	All Cap Growth Fund

	For the Six Months Ended		For the Fiscal Year Ended
	February 28, 2010 (Unaudited)		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	557,793	$5,330,769	1,228,090	$9,650,756
Reinvestment of distributions	—	—	4,389	28,483
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(228,890)	(2,263,350)	(181,355)	(1,232,651)

	328,903	3,067,419	1,051,124	8,446,588

Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	27,840	261,865	44,341	301,296
Reinvestment of distributions	—	—	208	1,343
Shares redeemed	(4,246)	(40,210)	(5,557)	(36,203)

	23,594	221,655	38,992	266,436

Institutional Shares
Shares sold	49,532	477,800	283,790	2,264,150
Reinvestment of distributions	—	—	2,760	17,999
Shares redeemed	(97,235)	(936,200)	(26,107)	(204,633)

	(47,703)	(458,400)	260,443	2,077,516

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares
Shares sold	3,515	35,009	5	39
Reinvestment of distributions	—	—	13	83
Shares redeemed	(1)	(9)	(5)	(39)

	3,514	35,000	13	83

Class R Shares
Shares sold	2	15	5	38
Reinvestment of distributions	—	—	13	83
Shares redeemed	(2)	(15)	(5)	(38)

	—	—	13	83

NET INCREASE	308,308	$2,865,674	1,350,585	$10,790,706

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Capital Growth Fund

	For the Six Months Ended		For the Fiscal Year Ended
	February 28, 2010 (Unaudited)		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,883,688	$34,708,750	7,961,472	$114,122,176
Reinvestment of distributions	—	—	4,026,077	50,849,352
Shares converted from Class B(a)	294,040	5,355,017	835,087	12,576,174
Shares redeemed	(14,730,826)	(272,728,576)	(22,957,241)	(334,605,923)

	(12,553,098)	(232,664,809)	(10,134,605)	(157,058,221)

Class B Shares
Shares sold	76,659	1,237,837	455,412	5,912,926
Reinvestment of distributions	—	—	488,094	5,544,747
Shares converted to Class A(a)	(329,219)	(5,355,017)	(928,329)	(12,576,174)
Shares redeemed	(706,949)	(11,549,383)	(2,097,347)	(27,576,942)

	(959,509)	(15,666,563)	(2,082,170)	(28,695,443)

Class C Shares
Shares sold	223,589	3,677,607	715,468	9,386,344
Reinvestment of distributions	—	—	405,528	4,598,682
Shares redeemed	(592,376)	(9,672,176)	(1,756,555)	(22,920,981)

	(368,787)	(5,994,569)	(635,559)	(8,935,955)

Institutional Shares
Shares sold	9,482,286	185,073,646	5,884,255	92,362,685
Reinvestment of distributions	—	—	633,664	8,345,363
Shares redeemed	(2,576,999)	(48,267,814)	(6,893,283)	(101,896,932)

	6,905,287	136,805,832	(375,364)	(1,188,884)

Service Shares(b)
Shares sold	8,835	160,737	89,744	1,596,848
Reinvestment of distributions	—	—	9,489	118,046
Shares redeemed	(25,459)	(461,935)	(153,447)	(2,121,044)

	(16,624)	(301,198)	(54,214)	(406,150)

Class IR Shares
Shares sold	1	9	3	46
Reinvestment of distributions	—	—	29	364
Shares redeemed	(1)	(9)	(3)	(45)

	—	—	29	365

Class R Shares
Shares sold	10,446	184,553	6,228	94,713
Reinvestment of distributions	—	—	29	363
Shares redeemed	(1,427)	(25,355)	(377)	(5,383)

	9,019	159,198	5,880	89,693

NET INCREASE (DECREASE)	(6,983,712)	$(117,662,109)	(13,276,003)	$(196,194,595)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Service Shares liquidated on March 13, 2009 for Concentrated Growth Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Growth Opportunities Fund

For the Six Months Ended		For the Fiscal Year Ended		For the Six Months Ended		For the Fiscal Year Ended
February 28, 2010 (Unaudited)		August 31, 2009		February 28, 2010 (Unaudited)		August 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,583,290	$18,098,816	4,364,636	$40,375,333	13,591,018	$254,408,838	13,624,802	$198,592,831
—	—	—	—	—	—	3,012,646	35,187,701
28	315	3,607	34,282	47,766	874,015	253,130	3,685,844
(1,311,378)	(14,830,692)	(3,260,142)	(28,698,942)	(11,745,547)	(219,599,347)	(18,198,161)	(253,944,407)

271,940	3,268,439	1,108,101	11,710,673	1,893,237	35,683,506	(1,307,583)	(16,478,031)

7,767	81,355	41,426	375,681	133,647	2,224,489	310,045	4,243,427
—	—	—	—	—	—	184,071	1,971,406
(30)	(315)	(3,802)	(34,282)	(52,439)	(874,015)	(276,070)	(3,685,844)
(9,310)	(101,168)	(41,490)	(348,496)	(289,047)	(4,850,787)	(885,826)	(11,119,863)

(1,573)	(20,128)	(3,866)	(7,097)	(207,839)	(3,500,313)	(667,780)	(8,590,874)

27,417	297,224	55,036	454,639	1,869,869	31,401,706	1,622,078	21,197,477
—	—	—	—	—	—	377,983	4,010,407
(31,099)	(332,621)	(86,378)	(672,132)	(710,186)	(11,847,954)	(2,294,765)	(28,900,852)

(3,682)	(35,397)	(31,342)	(217,493)	1,159,683	19,553,752	(294,704)	(3,692,968)

645,708	7,536,169	3,639,599	33,549,314	34,643,177	685,087,370	41,551,750	615,921,503
—	—	—	—	—	—	3,139,102	38,548,173
(2,203,594)	(26,401,617)	(2,872,807)	(26,023,331)	(8,393,596)	(164,948,372)	(15,586,521)	(226,782,073)

(1,557,886)	(18,865,448)	766,792	7,525,983	26,249,581	520,138,998	29,104,331	427,687,603

—	—	—	—	2,121,852	38,813,418	1,652,910	24,792,663
—	—	—	—	—	—	14,223	163,851
—	—	(174)	(1,351)	(408,801)	(7,559,839)	(325,518)	(4,644,080)

—	—	(174)	(1,351)	1,713,051	31,253,579	1,341,615	20,312,434

3	37	4	44	286,256	5,376,264	101,156	1,333,641
—	—	—	—	—	—	40	471
(3)	(37)	(4)	(43)	(77,804)	(1,322,737)	(20,297)	(270,979)

—	—	—	1	208,452	4,053,527	80,899	1,063,133

1	15	6	55	116,889	2,207,185	62,356	956,554
—	—	—	—	—	—	40	471
(1)	(15)	(6)	(55)	(39,842)	(755,055)	(7,419)	(119,138)

—	—	—	—	77,047	1,452,130	54,977	837,887

(1,291,201)	$(15,652,534)	1,839,511	$19,010,716	31,093,212	$608,635,179	28,311,755	$421,139,184

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Growth Fund

	For the Six Months Ended		For the Fiscal Year Ended
	February 28, 2010 (Unaudited)		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,687,390	$126,888,126	10,810,932	$98,535,460
Reinvestment of distributions	—	—	—	—
Shares converted from Class B(a)	1,750	20,268	13,249	110,393
Shares redeemed	(3,586,128)	(42,594,466)	(4,162,829)	(36,523,761)

	7,103,012	84,313,928	6,661,352	62,122,092

Class B Shares
Shares sold	140,570	1,567,704	284,441	2,493,565
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(1,816)	(20,268)	(13,686)	(110,393)
Shares redeemed	(52,454)	(589,400)	(111,384)	(911,748)

	86,300	958,036	159,371	1,471,424

Class C Shares
Shares sold	1,376,435	15,632,961	1,247,935	11,259,246
Reinvestment of distributions	—	—	—	—
Shares redeemed	(192,732)	(2,200,839)	(335,688)	(2,695,743)

	1,183,703	13,432,122	912,247	8,563,503

Institutional Shares
Shares sold	4,903,271	58,741,857	5,937,077	55,949,446
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1,152,069)	(13,792,176)	(3,321,230)	(27,387,128)

	3,751,202	44,949,681	2,615,847	28,562,318

Service Shares
Shares sold	91,555	1,075,789	128,309	1,231,525
Reinvestment of distributions	—	—	—	—
Shares redeemed	(21,355)	(253,739)	(35,071)	(325,847)

	70,200	822,050	93,238	905,678

Class IR Shares(b)
Shares sold	951,529	11,509,323	11,479	121,108
Reinvestment of distributions	—	—	—	—
Shares redeemed	(20,089)	(243,001)	(4)	(31)

	931,440	11,266,322	11,475	121,077

Class R Shares(b)
Shares sold	441,647	5,203,953	58,388	543,241
Reinvestment of distributions	—	—	—	—
Shares redeemed	(27,102)	(319,992)	(8,812)	(89,898)

	414,545	4,883,961	49,576	453,343

NET INCREASE (DECREASE)	13,540,402	$160,626,100	10,503,106	$102,199,435

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on January 6, 2009 for Strategic Growth Fund only.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Strategic Growth Fund				Tollkeeper Fund

For the Six Months Ended		For the Fiscal Year Ended		For the Six Months Ended		For the Fiscal Year Ended
February 28, 2010 (Unaudited)		August 31, 2009		February 28, 2010 (Unaudited)		August 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

8,365,028	$77,026,401	9,119,049	$65,153,004	4,377,547	$44,240,447	8,515,619	$67,673,830
8,387	74,810	—	—	—	—	—	—
10,275	89,472	46,866	330,889	141,121	1,393,542	671,672	5,123,343
(2,484,587)	(22,152,832)	(9,163,133)	(62,816,996)	(4,265,025)	(42,435,046)	(5,768,359)	(43,511,675)

5,899,103	55,037,851	2,782	2,666,897	253,643	3,198,943	3,418,932	29,285,498

28,285	232,794	88,450	589,753	54,212	500,181	327,178	2,248,302
—	—	—	—	—	—	—	—
(11,113)	(89,472)	(50,443)	(330,889)	(152,247)	(1,393,542)	(720,599)	(5,123,343)
(58,937)	(479,883)	(171,256)	(1,115,216)	(248,901)	(2,298,898)	(1,074,181)	(7,239,996)

(41,765)	(336,561)	(133,249)	(856,352)	(346,936)	(3,192,259)	(1,467,602)	(10,115,037)

213,391	1,783,661	536,760	3,696,453	541,680	5,034,781	1,278,116	9,351,992
—	—	—	—	—	—	—	—
(159,537)	(1,310,324)	(605,391)	(3,950,066)	(571,443)	(5,250,500)	(1,278,242)	(8,742,248)

53,854	473,337	(68,631)	(253,613)	(29,763)	(215,719)	(126)	609,744

29,768,414	280,297,625	4,578,859	33,913,226	1,049,845	10,989,625	1,515,575	12,676,610
55,289	509,763	—	—	—	—	—	—
(3,201,925)	(29,976,295)	(5,611,219)	(40,170,836)	(634,619)	(6,701,732)	(902,928)	(7,107,124)

26,621,778	250,831,093	(1,032,360)	(6,257,610)	415,226	4,287,893	612,647	5,569,486

—	—	1,641	11,208	415,095	4,191,669	544,310	4,270,031
—	—	—	—	—	—	—	—
—	—	(1,785)	(13,780)	(109,210)	(1,086,685)	(185,697)	(1,510,868)

—	—	(144)	(2,572)	305,885	3,104,984	358,613	2,759,163

5,096	46,127	358	2,533	—	—	—	—
19	177	—	—	—	—	—	—
(1,651)	(15,997)	(4)	(33)	—	—	—	—

3,464	30,307	354	2,500	—	—	—	—

2	14	370	2,532	—	—	—	—
—	—	—	—	—	—	—	—
(2)	(14)	(4)	(32)	—	—	—	—

—	—	366	2,500	—	—	—	—

32,536,434	$306,036,027	(1,230,882)	$(4,698,250)	598,055	$7,183,842	2,922,464	$28,108,854

GOLDMAN SACHS ALL CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2010 - A	$8.83	$(0.02)	$1.08	$1.06	$—
2010 - C	8.75	(0.05)	1.06	1.01	—
2010 - Institutional	8.90	— (c)	1.09	1.09	—
2010 - IR	8.88	(0.01)	1.09	1.08	—
2010 - R	8.81	(0.03)	1.07	1.04	—

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	10.64	(0.02)	(1.71)	(1.73)	(0.08)
2009 - C	10.60	(0.08)	(1.69)	(1.77)	(0.08)
2009 - Institutional	10.67	0.01	(1.70)	(1.69)	(0.08)
2009 - IR	10.66	(0.01)	(1.69)	(1.70)	(0.08)
2009 - R	10.62	(0.04)	(1.69)	(1.73)	(0.08)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced January 31, 2008)	10.00	(0.03)	0.67	0.64	—
2008 - C (Commenced January 31, 2008)	10.00	(0.08)	0.68	0.60	—
2008 - Institutional (Commenced January 31, 2008)	10.00	(0.01)	0.68	0.67	—
2008 - IR (Commenced January 31, 2008)	10.00	(0.02)	0.68	0.66	—
2008 - R (Commenced January 31, 2008)	10.00	(0.05)	0.67	0.62	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.89	12.00%	$15,751	1.35	%(d)	3.29	%(d)	(0.36	)%(d)	30%
9.76	11.54	668	2.10	(d)	4.04	(d)	(1.11	)(d)	30
9.99	12.25	4,299	0.95	(d)	2.89	(d)	0.03	(d)	30
9.96	12.16	45	1.10	(d)	3.04	(d)	(0.12	)(d)	30
9.85	11.80	10	1.60	(d)	3.54	(d)	(0.61	)(d)	30

8.83	(16.03)	11,162	1.38		7.98		(0.25)		55
8.75	(16.47)	392	2.13		8.73		(1.02)		55
8.90	(15.60)	4,256	0.98		7.58		0.11		55
8.88	(15.71)	9	1.13		7.73		(0.08)		55
8.81	(16.14)	9	1.63		8.23		(0.57)		55

10.64	6.50	2,262	1.45	(d)	20.95	(d)	(0.54	)(d)	41
10.60	6.10	62	2.20	(d)	21.70	(d)	(1.37	)(d)	41
10.67	6.80	2,322	1.05	(d)	20.55	(d)	(0.22	)(d)	41
10.66	6.70	11	1.20	(d)	20.70	(d)	(0.36	)(d)	41
10.62	6.40	11	1.70	(d)	21.20	(d)	(0.87	)(d)	41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2010 - A	$16.95	$—	(c)	$1.86	$1.86	$—	$—	$—
2010 - B	15.15	(0.06)		1.67	1.61	—	—	—
2010 - C	15.14	(0.06)		1.66	1.60	—	—	—
2010 - Institutional	17.72	0.04		1.94	1.98	—	—	—
2010 - Service	16.68	(0.01)		1.83	1.82	—	—	—
2010 - IR	17.02	0.03		1.86	1.89	—	—	—
2010 - R	16.88	(0.02)		1.85	1.83	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	22.40	—	(c)	(4.58)	(4.58)	—	(0.87)	(0.87)
2009 - B	20.33	(0.10)		(4.21)	(4.31)	—	(0.87)	(0.87)
2009 - C	20.31	(0.10)		(4.20)	(4.30)	—	(0.87)	(0.87)
2009 - Institutional	23.26	0.06		(4.73)	(4.67)	—	(0.87)	(0.87)
2009 - Service	22.09	(0.02)		(4.52)	(4.54)	—	(0.87)	(0.87)
2009 - IR	22.44	0.03		(4.58)	(4.55)	—	(0.87)	(0.87)
2009 - R	22.37	(0.03)		(4.59)	(4.62)	—	(0.87)	(0.87)

2008 - A	23.73	(0.10)		(0.97)	(1.07)	—	(0.26)	(0.26)
2008 - B	21.73	(0.25)		(0.89)	(1.14)	—	(0.26)	(0.26)
2008 - C	21.70	(0.25)		(0.88)	(1.13)	—	(0.26)	(0.26)
2008 - Institutional	24.54	—	(c)	(1.02)	(1.02)	—	(0.26)	(0.26)
2008 - Service	23.43	(0.12)		(0.96)	(1.08)	—	(0.26)	(0.26)
2008 - IR (Commenced November 30, 2007)	24.22	(0.03)		(1.49)	(1.52)	—	(0.26)	(0.26)
2008 - R (Commenced November 30, 2007)	24.22	(0.10)		(1.49)	(1.59)	—	(0.26)	(0.26)

2007 - A	20.62	(0.08)		3.19	3.11	—	—	—
2007 - B	19.03	(0.23)		2.93	2.70	—	—	—
2007 - C	18.99	(0.23)		2.94	2.71	—	—	—
2007 - Institutional	21.24	0.01		3.29	3.30	—	—	—
2007 - Service	20.38	(0.10)		3.15	3.05	—	—	—

2006 - A	20.06	(0.08)		0.65	0.57	(0.01)	—	(0.01)
2006 - B	18.63	(0.22)		0.62	0.40	—	—	—
2006 - C	18.60	(0.22)		0.61	0.39	—	—	—
2006 - Institutional	20.65	—	(c)	0.68	0.68	(0.09)	—	(0.09)
2006 - Service	19.86	(0.10)		0.65	0.55	(0.03)	—	(0.03)

2005 - A	18.31	0.05	(f)	1.70 (g)	1.75	—	—	—
2005 - B	17.13	(0.09	)(f)	1.59 (g)	1.50	—	—	—
2005 - C	17.10	(0.09	)(f)	1.59 (g)	1.50	—	—	—
2005 - Institutional	18.77	0.13	(f)	1.75 (g)	1.88	—	—	—
2005 - Service	18.14	0.01	(f)	1.71 (g)	1.72	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Amount is less than 0.005% of average net assets.

(f)	Reflects income recognized from a special dividend which amounted to $0.11 per share and 0.56% of average net assets.

(g)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$18.81	10.97%	$836,999	1.14	%(d)	1.47	%(d)	—	%(d)(e)	18%
16.76	10.63	76,416	1.89	(d)	2.22	(d)	(0.73	)(d)	18
16.74	10.50	87,743	1.89	(d)	2.22	(d)	(0.74	)(d)	18
19.70	11.17	372,909	0.74	(d)	1.07	(d)	0.46	(d)	18
18.50	10.91	1,315	1.24	(d)	1.57	(d)	(0.10	)(d)	18
18.91	11.10	8	0.89	(d)	1.22	(d)	0.30	(d)	18
18.71	10.84	286	1.39	(d)	1.72	(d)	(0.20	)(d)	18

16.95	(19.11)	966,913	1.25		1.48		—	(e)	43
15.15	(19.73)	83,648	2.00		2.23		(0.75)		43
15.14	(19.69)	84,936	2.00		2.23		(0.75)		43
17.72	(18.78)	212,977	0.85		1.08		0.40		43
16.68	(19.17)	1,462	1.35		1.58		(0.13)		43
17.02	(18.90)	8	1.00		1.23		0.23		43
16.88	(19.29)	106	1.50		1.73		(0.19)		43

22.40	(4.57)	1,505,237	1.36		1.40		(0.42)		69
20.33	(5.37)	154,511	2.11		2.15		(1.19)		69
20.31	(5.33)	126,865	2.11		2.15		(1.19)		69
23.26	(4.22)	288,404	0.96		1.00		(0.01)		69
22.09	(4.72)	3,135	1.46		1.50		(0.52)		69
22.44	(6.39)	9	1.11	(d)	1.15	(d)	(0.19	)(d)	69
22.37	(6.68)	9	1.61	(d)	1.65	(d)	(0.62	)(d)	69

23.73	15.08	1,365,143	1.40		1.43		(0.35)		41
21.73	14.19	90,307	2.15		2.18		(1.09)		41
21.70	14.27	75,933	2.15		2.18		(1.09)		41
24.54	15.54	303,283	1.00		1.03		0.05		41
23.43	14.97	10,598	1.50		1.53		(0.44)		41

20.62	2.86	1,289,843	1.39		1.44		(0.41)		51
19.03	2.15	96,106	2.14		2.19		(1.16)		51
18.99	2.10	68,528	2.14		2.19		(1.16)		51
21.24	3.31	272,295	0.99		1.04		(0.01)		51
20.38	2.76	10,330	1.49		1.54		(0.51)		51

20.06	9.56	1,374,264	1.39		1.45		0.24	(f)	34
18.63	8.76	160,575	2.14		2.20		(0.48	)(f)	34
18.60	8.77	81,132	2.14		2.20		(0.49	)(f)	34
20.65	10.02	273,418	0.99		1.05		0.68	(f)	34
19.86	9.48	9,858	1.49		1.55		0.04	(f)	34

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized		Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains		distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2010 - A	$10.51	$(0.02)		$1.17	$1.15	$—	$—		$—
2010 - B	9.92	(0.06)		1.11	1.05	—	—		—
2010 - C	9.90	(0.06)		1.11	1.05	—	—		—
2010 - Institutional	10.79	0.01		1.20	1.21	—	—		—
2010 - IR	10.54	—	(c)	1.17	1.17	—	—		—
2010 - R	10.46	(0.03)		1.17	1.14	—	—		—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	13.54	(0.02)		(3.01)	(3.03)	—	—		—
2009 - B	12.88	(0.09)		(2.87)	(2.96)	—	—		—
2009 - C	12.85	(0.09)		(2.86)	(2.95)	—	—		—
2009 - Institutional	13.85	0.01		(3.07)	(3.06)	—	—		—
2009 - IR	13.55	(0.01)		(3.00)	(3.01)	—	—		—
2009 - R	13.51	(0.05)		(3.00)	(3.05)	—	—		—

2008 - A	15.01	(0.10)		(0.29)	(0.39)	—	(1.08	)(e)	(1.08)
2008 - B	14.43	(0.19)		(0.28)	(0.47)	—	(1.08	)(e)	(1.08)
2008 - C	14.41	(0.19)		(0.29)	(0.48)	—	(1.08	)(e)	(1.08)
2008 - Institutional	15.27	(0.04)		(0.30)	(0.34)	—	(1.08	)(e)	(1.08)
2008 - IR (Commenced November 30, 2007)	15.38	(0.05)		(0.70)	(0.75)	—	(1.08	)(e)	(1.08)
2008 - R (Commenced November 30, 2007)	15.38	(0.09)		(0.70)	(0.79)	—	(1.08	)(e)	(1.08)

2007 - A	12.98	(0.06)		2.57	2.51	—	(0.48)		(0.48)
2007 - B	12.59	(0.16)		2.48	2.32	—	(0.48)		(0.48)
2007 - C	12.57	(0.16)		2.48	2.32	—	(0.48)		(0.48)
2007 - Institutional	13.15	—	(c)	2.60	2.60	—	(0.48)		(0.48)

2006 - A	12.74	(0.06)		0.61	0.55	—	(0.31)		(0.31)
2006 - B	12.46	(0.15)		0.59	0.44	—	(0.31)		(0.31)
2006 - C	12.43	(0.16)		0.61	0.45	—	(0.31)		(0.31)
2006 - Institutional	12.89	(0.01)		0.62	0.61	(0.04)	(0.31)		(0.35)

2005 - A	11.70	0.01	(g)	1.22	1.23	—	(0.19)		(0.19)
2005 - B	11.53	(0.09	)(g)	1.21	1.12	—	(0.19)		(0.19)
2005 - C	11.51	(0.09	)(g)	1.20	1.11	—	(0.19)		(0.19)
2005 - Institutional	11.79	0.05	(g)	1.24	1.29	—	(0.19)		(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Includes a distribution from capital of approximately $0.006 per share.

(f)	Amount is less than 0.005% of average net assets.

(g)	Reflects income recognized from a special dividend which amounted to $0.06 per share and 0.51% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.66	10.94%	$115,540	1.30	%(d)	1.56	%(d)	(0.29	)%(d)	26%
10.97	10.58	1,181	2.05	(d)	2.31	(d)	(1.05	)(d)	26
10.95	10.61	1,575	2.05	(d)	2.31	(d)	(1.04	)(d)	26
12.00	11.21	149,798	0.90	(d)	1.16	(d)	0.11	(d)	26
11.71	11.10	8	1.05	(d)	1.31	(d)	(0.04	)(d)	26
11.60	10.90	8	1.55	(d)	1.81	(d)	(0.53	)(d)	26

10.51	(22.38)	101,233	1.37		1.61		(0.27)		60
9.92	(22.98)	1,084	2.12		2.36		(1.03)		60
9.90	(22.96)	1,461	2.12		2.36		(1.03)		60
10.79	(22.09)	151,504	0.97		1.21		0.13		60
10.54	(22.21)	7	1.12		1.36		(0.07)		60
10.46	(22.58)	7	1.62		1.86		(0.51)		60

13.54	(3.07)	115,431	1.48		1.51		(0.70)		71
12.88	(3.79)	1,457	2.23		2.26		(1.46)		71
12.85	(3.86)	2,300	2.23		2.26		(1.46)		71
13.85	(2.68)	183,809	1.08		1.11		(0.30)		71
13.55	(5.34)	9	1.23	(d)	1.26	(d)	(0.49	)(d)	71
13.51	(5.62)	9	1.73	(d)	1.76	(d)	(0.93	)(d)	71

15.01	19.66	92,015	1.48		1.54		(0.43)		50
14.43	18.74	997	2.23		2.29		(1.14)		50
14.41	18.77	797	2.23		2.29		(1.19)		50
15.27	20.10	190,603	1.08		1.14		—	(f)	50

12.98	4.32	70,352	1.48		1.64		(0.49)		48
12.59	3.52	380	2.23		2.39		(1.22)		48
12.57	3.62	507	2.23		2.39		(1.24)		48
13.15	4.75	117,767	1.08		1.24		(0.09)		48

12.74	10.52	62,366	1.48		1.71		0.06	(g)	46
12.46	9.71	115	2.23		2.46		(0.72	)(g)	46
12.43	9.64	401	2.23		2.46		(0.76	)(g)	46
12.89	10.95	85,571	1.08		1.31		0.40	(g)	46

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	realized
Year - Share Class	of period	loss(a)		gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2010 - A	$16.91	$(0.07)		$2.42	$2.35	$—
2010 - B	15.42	(0.13)		2.20	2.07	—
2010 - C	15.28	(0.13)		2.18	2.05	—
2010 - Institutional	17.83	(0.04)		2.55	2.51	—
2010 - Service	16.67	(0.08)		2.38	2.30	—
2010 - IR	16.99	(0.05)		2.43	2.38	—
2010 - R	16.85	(0.09)		2.40	2.31	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	21.68	(0.08)		(3.65)	(3.73)	(1.04)
2009 - B	20.06	(0.18)		(3.42)	(3.60)	(1.04)
2009 - C	19.89	(0.17)		(3.40)	(3.57)	(1.04)
2009 - Institutional	22.67	(0.03)		(3.77)	(3.80)	(1.04)
2009 - Service	21.41	(0.11)		(3.59)	(3.70)	(1.04)
2009 - IR	21.72	(0.07)		(3.62)	(3.69)	(1.04)
2009 - R	21.65	(0.14)		(3.62)	(3.76)	(1.04)

2008 - A	25.20	(0.12)		(0.02)	(0.14)	(3.38)
2008 - B	23.72	(0.27)		(0.01)	(0.28)	(3.38)
2008 - C	23.55	(0.27)		(0.01)	(0.28)	(3.38)
2008 - Institutional	26.11	(0.03)		(0.03)	(0.06)	(3.38)
2008 - Service	24.95	(0.14)		(0.02)	(0.16)	(3.38)
2008 - IR (Commenced November 30, 2007)	25.44	(0.06)		(0.28)	(0.34)	(3.38)
2008 - R (Commenced November 30, 2007)	25.44	(0.13)		(0.28)	(0.41)	(3.38)

2007 - A	20.81	(0.21)		5.77	5.56	(1.17)
2007 - B	19.80	(0.36)		5.45	5.09	(1.17)
2007 - C	19.66	(0.36)		5.42	5.06	(1.17)
2007 - Institutional	21.45	(0.12)		5.95	5.83	(1.17)
2007 - Service	20.63	(0.23)		5.72	5.49	(1.17)

2006 - A	22.21	(0.19)		(0.09)	(0.28)	(1.12)
2006 - B	21.33	(0.34)		(0.07)	(0.41)	(1.12)
2006 - C	21.19	(0.34)		(0.07)	(0.41)	(1.12)
2006 - Institutional	22.77	(0.11)		(0.09)	(0.20)	(1.12)
2006 - Service	22.05	(0.21)		(0.09)	(0.30)	(1.12)

2005 - A	18.58	(0.20	)(d)	3.83	3.63	—
2005 - B	17.98	(0.34	)(d)	3.69	3.35	—
2005 - C	17.86	(0.34	)(d)	3.67	3.33	—
2005 - Institutional	18.97	(0.12	)(d)	3.92	3.80	—
2005 - Service	18.46	(0.23	)(d)	3.82	3.59	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

		Net assets,	Ratio of		Ratio of		Ratio of net
Net asset		end of	net expenses		total expenses		investment loss		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$19.26	13.90%	$767,490	1.38	%(c)	1.46	%(c)	(0.79	)%(c)	27%
17.49	13.42	27,212	2.13	(c)	2.21	(c)	(1.54	)(c)	27
17.33	13.42	116,798	2.13	(c)	2.21	(c)	(1.53	)(c)	27
20.34	14.08	1,968,335	0.98	(c)	1.06	(c)	(0.37	)(c)	27
18.97	13.80	67,346	1.48	(c)	1.56	(c)	(0.88	)(c)	27
19.37	14.01	5,614	1.13	(c)	1.21	(c)	(0.50	)(c)	27
19.16	13.71	2,538	1.63	(c)	1.71	(c)	(0.99	)(c)	27

16.91	(15.03)	641,989	1.45		1.50		(0.58)		65
15.42	(15.64)	27,191	2.20		2.25		(1.33)		65
15.28	(15.62)	85,240	2.20		2.25		(1.33)		65
17.83	(14.66)	1,257,148	1.05		1.10		(0.19)		65
16.67	(15.08)	30,614	1.55		1.60		(0.74)		65
16.99	(14.81)	1,382	1.20		1.25		(0.46)		65
16.85	(15.20)	934	1.70		1.75		(0.94)		65

21.68	(1.25)	851,222	1.47		1.47		(0.54)		81
20.06	(1.99)	48,770	2.22		2.22		(1.28)		81
19.89	(2.00)	116,837	2.22		2.22		(1.29)		81
22.67	(0.87)	938,726	1.07		1.07		(0.14)		81
21.41	(1.35)	10,601	1.57		1.57		(0.64)		81
21.72	(2.01)	10	1.22	(c)	1.22	(c)	(0.35	)(c)	81
21.65	(2.32)	10	1.72	(c)	1.72	(c)	(0.81	)(c)	81

25.20	27.46	954,089	1.47		1.48		(0.90)		67
23.72	26.45	64,011	2.22		2.23		(1.66)		67
23.55	26.49	126,425	2.22		2.23		(1.65)		67
26.11	27.92	853,836	1.07		1.08		(0.50)		67
24.95	27.36	11,597	1.57		1.58		(1.00)		67

20.81	(1.46)	908,135	1.47		1.47		(0.89)		82
19.80	(2.16)	69,240	2.22		2.22		(1.64)		82
19.66	(2.17)	113,383	2.22		2.22		(1.64)		82
21.45	(1.06)	771,166	1.07		1.07		(0.49)		82
20.63	(1.56)	10,961	1.57		1.57		(0.99)		82

22.21	19.54	936,312	1.49		1.49		(0.94	)(d)	62
21.33	18.63	91,286	2.24		2.24		(1.69	)(d)	62
21.19	18.65	112,420	2.24		2.24		(1.69	)(d)	62
22.77	20.03	739,739	1.09		1.09		(0.54	)(d)	62
22.05	19.45	8,242	1.59		1.59		(1.04	)(d)	62

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net		From net
	beginning	investment	and unrealized	investment	investment		realized		Total
Year - Share Class	of period	loss(a)	gain (loss)	operations	income		gains		distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2010 - A	$10.63	$(0.05)	$1.71	$1.66	$—		$—		$—
2010 - B	10.25	(0.09)	1.66	1.57	—		—		—
2010 - C	10.25	(0.09)	1.65	1.56	—		—		—
2010 - Institutional	10.78	(0.03)	1.74	1.71	—		—		—
2010 - Service	10.54	(0.06)	1.71	1.65	—		—		—
2010 - IR	10.68	(0.04)	1.72	1.68	—		—		—
2010 - R	10.59	(0.07)	1.71	1.64	—		—		—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	12.25	(0.05)	(1.57)	(1.62)	—		—		—
2009 - B	11.90	(0.11)	(1.54)	(1.65)	—		—		—
2009 - C	11.90	(0.11)	(1.54)	(1.65)	—		—		—
2009 - Institutional	12.37	(0.02)	(1.57)	(1.59)	—		—		—
2009 - Service	12.16	(0.06)	(1.56)	(1.62)	—		—		—
2009 - IR	12.27	(0.04)	(1.55)	(1.59)	—		—		—
2009 - R	12.22	(0.08)	(1.55)	(1.63)	—		—		—

2008 - A	13.48	(0.09)	(0.20)	(0.29)	—		(0.94	)(d)	(0.94)
2008 - B	13.22	(0.18)	(0.20)	(0.38)	—		(0.94	)(d)	(0.94)
2008 - C	13.21	(0.18)	(0.19)	(0.37)	—		(0.94	)(d)	(0.94)
2008 - Institutional	13.55	(0.04)	(0.20)	(0.24)	—		(0.94	)(d)	(0.94)
2008 - Service	13.40	(0.10)	(0.20)	(0.30)	—		(0.94	)(d)	(0.94)
2008 - IR (Commenced November 30, 2007)	13.79	(0.04)	(0.54)	(0.58)	—		(0.94	)(d)	(0.94)
2008 - R (Commenced November 30, 2007)	13.79	(0.09)	(0.54)	(0.63)	—		(0.94	)(d)	(0.94)

2007 - A	10.42	(0.11)	3.17	3.06	—		—		—
2007 - B	10.30	(0.20)	3.12	2.92	—		—		—
2007 - C	10.30	(0.20)	3.11	2.91	—		—		—
2007 - Institutional	10.44	(0.06)	3.17	3.11	—		—		—
2007 - Service	10.37	(0.12)	3.15	3.03	—		—		—

2006 - A	10.40	(0.09)	0.22	0.13	—	(e)	(0.11)		(0.11)
2006 - B	10.36	(0.16)	0.21	0.05	—		(0.11)		(0.11)
2006 - C	10.36	(0.16)	0.21	0.05	—		(0.11)		(0.11)
2006 - Institutional	10.38	(0.04)	0.21	0.17	—	(e)	(0.11)		(0.11)
2006 - Service	10.37	(0.10)	0.21	0.11	—		(0.11)		(0.11)

2005 - A (Commenced June 30, 2005)	10.00	(0.01)	0.41	0.40	—		—		—
2005 - B (Commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—		—		—
2005 - C (Commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—		—		—
2005 - Institutional (Commenced June 30, 2005)	10.00	— (e)	0.38	0.38	—		—		—
2005 - Service (Commenced June 30, 2005)	10.00	(0.01)	0.38	0.37	—		—		—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes a distribution from capital of $0.01 per share.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$12.29	15.62%	$228,672	1.50	%(c)	1.57	%(c)	(0.93	)%(c)	24%
11.82	15.32	6,645	2.25	(c)	2.32	(c)	(1.68	)(c)	24
11.81	15.22	34,971	2.25	(c)	2.32	(c)	(1.68	)(c)	24
12.49	15.86	166,646	1.10	(c)	1.17	(c)	(0.53	)(c)	24
12.19	15.65	2,238	1.60	(c)	1.67	(c)	(1.03	)(c)	24
12.36	15.73	11,668	1.25	(c)	1.32	(c)	(0.61	)(c)	24
12.23	15.49	5,686	1.75	(c)	1.82	(c)	(1.16	)(c)	24

10.63	(13.22)	122,262	1.50		1.68		(0.59)		46
10.25	(13.87)	4,882	2.25		2.43		(1.32)		46
10.25	(13.87)	18,220	2.25		2.43		(1.34)		46
10.78	(12.85)	103,383	1.10		1.28		(0.17)		46
10.54	(13.32)	1,196	1.60		1.78		(0.71)		46
10.68	(12.96)	131	1.25		1.43		(0.44)		46
10.59	(13.34)	533	1.75		1.93		(0.90)		46

12.25	(2.65)	59,269	1.50		1.68		(0.73)		63
11.90	(3.42)	3,768	2.25		2.43		(1.49)		63
11.90	(3.34)	10,295	2.25		2.43		(1.50)		63
12.37	(2.25)	86,275	1.10		1.28		(0.35)		63
12.16	(2.75)	245	1.60		1.78		(0.84)		63
12.27	(4.69)	10	1.25	(c)	1.43	(c)	(0.48	)(c)	63
12.22	(5.08)	10	1.75	(c)	1.93	(c)	(0.98	)(c)	63

13.48	29.37	26,423	1.50		1.64		(0.89)		68
13.22	28.35	2,477	2.25		2.39		(1.64)		68
13.21	28.25	6,472	2.25		2.39		(1.64)		68
13.55	29.79	76,637	1.10		1.24		(0.49)		68
13.40	29.22	129	1.60		1.74		(0.99)		68

10.42	1.24	72,124	1.49		2.05		(0.79)		64
10.30	0.45	1,563	2.25		3.15		(1.56)		64
10.30	0.45	5,937	2.25		2.82		(1.54)		64
10.44	1.63	1,360	1.07		6.98		(0.38)		64
10.37	1.04	153	1.61		2.46		(0.95)		64

10.40	4.00	569	1.50	(c)	16.73	(c)	(0.69	)(c)	3
10.36	3.60	69	2.25	(c)	17.48	(c)	(1.42	)(c)	3
10.36	3.60	19	2.25	(c)	17.48	(c)	(1.35	)(c)	3
10.38	3.80	5,415	1.10	(c)	16.33	(c)	(0.13	)(c)	3
10.37	3.70	10	1.60	(c)	16.83	(c)	(0.62	)(c)	3

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2010 - A	$8.22	$0.01		$0.87	$0.88	$(0.01)
2010 - B	7.61	(0.02)		0.80	0.78	—
2010 - C	7.62	(0.02)		0.80	0.78	—
2010 - Institutional	8.52	0.02		0.90	0.92	(0.03)
2010 - Service	8.24	—	(c)	0.87	0.87	—
2010 - IR	8.51	0.02		0.90	0.92	(0.03)
2010 - R	8.21	—	(c)	0.86	0.86	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	10.34	0.01		(2.13)	(2.12)	—
2009 - B	9.65	(0.04)		(2.00)	(2.04)	—
2009 - C	9.67	(0.04)		(2.01)	(2.05)	—
2009 - Institutional	10.68	0.04		(2.20)	(2.16)	—
2009 - Service	10.40	0.01		(2.17)	(2.16)	—
2009 - IR (Commenced January 6, 2009)	7.07	0.02		1.42	1.44	—
2009 - R (Commenced January 6, 2009)	6.83	—	(c)	1.38	1.38	—

2008 - A	10.49	(0.05)		(0.10)	(0.15)	—
2008 - B	9.86	(0.12)		(0.09)	(0.21)	—
2008 - C	9.88	(0.12)		(0.09)	(0.21)	—
2008 - Institutional	10.79	(0.01)		(0.10)	(0.11)	—
2008 - Service	10.52	(0.02)		(0.10)	(0.12)	—

2007 - A	9.03	(0.04)		1.50	1.46	—
2007 - B	8.55	(0.11)		1.42	1.31	—
2007 - C	8.57	(0.11)		1.42	1.31	—
2007 - Institutional	9.25	—	(c)	1.54	1.54	—
2007 - Service	9.06	(0.05)		1.51	1.46	—

2006 - A	8.75	(0.05)		0.33	0.28	—
2006 - B	8.35	(0.11)		0.31	0.20	—
2006 - C	8.36	(0.11)		0.32	0.21	—
2006 - Institutional	8.94	(0.01)		0.33	0.32	(0.01)
2006 - Service	8.77	(0.05)		0.34	0.29	—

2005 - A	8.07	0.01	(e)	0.67	0.68	— (c)
2005 - B	7.76	(0.05	)(e)	0.64	0.59	—
2005 - C	7.78	(0.05	)(e)	0.63	0.58	—
2005 - Institutional	8.25	0.05	(e)	0.68	0.73	(0.04)
2005 - Service	8.10	—	(c)(e)	0.67	0.67	— (c)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.57% of average net assets.

(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.09	10.64%	$209,892	1.15	%(d)	1.54	%(d)	0.16	%(d)	19%
8.39	10.25	3,758	1.90	(d)	2.29	(d)	(0.61	)(d)	19
8.40	10.24	9,760	1.90	(d)	2.29	(d)	(0.61	)(d)	19
9.41	10.86	377,081	0.75	(d)	1.14	(d)	0.49	(d)	19
9.11	10.56	1	1.25	(d)	1.64	(d)	0.05	(d)	19
9.40	10.85	36	0.90	(d)	1.29	(d)	0.40	(d)	19
9.07	10.48	3	1.40	(d)	1.79	(d)	(0.05	)(d)	19

8.22	(20.50)	141,371	1.28		1.62		0.12		59
7.61	(21.14)	3,729	2.03		2.37		(0.63)		59
7.62	(21.20)	8,447	2.03		2.37		(0.63)		59
8.52	(20.22)	114,641	0.88		1.22		0.52		59
8.24	(20.77)	1	1.38		1.72		0.10		59
8.51	20.37	3	1.03	(d)	1.37	(d)	0.32	(d)	59
8.21	20.20	3	1.53	(d)	1.87	(d)	0.05	(d)	59

10.34	(1.43)	177,810	1.44		1.52		(0.44)		59
9.65	(2.12)	6,015	2.19		2.27		(1.19)		59
9.67	(2.12)	11,374	2.19		2.27		(1.19)		59
10.68	(1.02)	154,711	1.04		1.12		(0.05)		59
10.40	(1.14)	3	1.54		1.62		(0.20)		59

10.49	16.17	138,613	1.45		1.51		(0.41)		50
9.86	15.32	6,574	2.20		2.26		(1.17)		50
9.88	15.29	10,878	2.20		2.26		(1.16)		50
10.79	16.65	152,059	1.05		1.11		(0.02)		50
10.52	16.11	3	1.55		1.61		(0.55)		50

9.03	3.20	127,318	1.44		1.56		(0.52)		53
8.55	2.40	7,619	2.19		2.30		(1.27)		53
8.57	2.51	10,344	2.19		2.31		(1.27)		53
9.25	3.56	183,697	1.04		1.16		(0.12)		53
9.06	3.31	12	1.54		1.65		(0.45)		53

8.75	8.44	164,330	1.44		1.57		0.12	(e)	46
8.35	7.60	10,195	2.19		2.32		(0.62	)(e)	46
8.36	7.46	11,392	2.19		2.32		(0.64	)(e)	46
8.94	8.82	155,546	1.04		1.17		0.54	(e)	46
8.77	8.27	261	1.54		1.67		—	(e)(f)	46

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
	Net asset	investment operations
	value,	Net		Net realized		Total from
	beginning	investment		and unrealized		investment
Year - Share Class	of period	loss(a)		gain (loss)		operations

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2010 - A	$9.14	$(0.05)		$1.02		$0.97
2010 - B	8.48	(0.08)		0.95		0.87
2010 - C	8.47	(0.08)		0.95		0.87
2010 - Institutional	9.52	(0.03)		1.06		1.03
2010 - Service	9.08	(0.05)		1.01		0.96

FOR THE FISCAL YEAR ENDED AUGUST 31,

2009 - A	10.19	(0.06)		(0.99)		(1.05)
2009 - B	9.52	(0.10)		(0.94)		(1.04)
2009 - C	9.52	(0.11)		(0.94)		(1.05)
2009 - Institutional	10.56	(0.03)		(1.01)		(1.04)
2009 - Service	10.12	(0.07)		(0.97)		(1.04)

FOR THE PERIOD JANUARY 1, 2008 TO AUGUST 31, 2008*

2008 - A	11.52	(0.06)		(1.27)		(1.33)
2008 - B	10.82	(0.10)		(1.20)		(1.30)
2008 - C	10.81	(0.10)		(1.19)		(1.29)
2008 - Institutional	11.91	(0.03)		(1.32)		(1.35)
2008 - Service	11.45	(0.06)		(1.27)		(1.33)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2007 - A	9.04	(0.10	)(d)(e)	2.58	(f)	2.48
2007 - B	8.55	(0.16	)(d)(e)	2.43	(f)	2.27
2007 - C	8.55	(0.17	)(d)(e)	2.43	(f)	2.26
2007 - Institutional	9.31	(0.06	)(d)(e)	2.66	(f)	2.60
2007 - Service	8.99	(0.11	)(d)(e)	2.57	(f)	2.46

2006 - A	8.02	(0.10)		1.12	(h)	1.02
2006 - B	7.65	(0.15)		1.05	(h)	0.90
2006 - C	7.64	(0.15)		1.06	(h)	0.91
2006 - Institutional	8.23	(0.06)		1.14	(h)	1.08
2006 - Service	7.99	(0.10)		1.10	(h)	1.00

2005 - A	7.87	(0.08)		0.23		0.15
2005 - B	7.56	(0.13)		0.22		0.09
2005 - C	7.55	(0.13)		0.22		0.09
2005 - Institutional	8.04	(0.05)		0.24		0.19
2005 - Service	7.85	(0.09)		0.23		0.14

*	The Fund changed its fiscal year end from December 31 to August 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately $0.01 per share and approximately 0.05% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.

(f)	Reflects an increase of $0.07 per share and 0.67% of average net assets due to payments received for class action settlements received during the year.

(g)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 27.32%, 26.43%, 26.32%, 27.82% and 27.25%, respectively.
(h)	Reflects an increase of $0.04 per share and 0.47% of average net assets due to payments received for class action settlements received during the year.

(i)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 12.22%, 11.24%, 11.39%, 12.64% and 12.02%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

		Net assets,	Ratio of		Ratio of		Ratio of
Net asset		end of	net expenses		total expenses		net investment		Portfolio
value, end	Total	period	to average		to average		loss to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.11	10.61%	$219,849	1.50	%(c)	1.57	%(c)	(0.99	)%(c)	25%
9.35	10.26	16,205	2.25	(c)	2.32	(c)	(1.75	)(c)	25
9.34	10.27	48,688	2.25	(c)	2.32	(c)	(1.74	)(c)	25
10.55	10.82	28,537	1.10	(c)	1.17	(c)	(0.58	)(c)	25
10.04	10.57	9,829	1.60	(c)	1.67	(c)	(1.07	)(c)	25

9.14	(10.22)	196,405	1.50		1.67		(0.76)		52
8.48	(10.92)	17,643	2.25		2.42		(1.49)		52
8.47	(10.94)	44,420	2.25		2.42		(1.51)		52
9.52	(9.85)	21,790	1.10		1.27		(0.37)		52
9.08	(10.28)	6,111	1.60		1.77		(0.88)		52

10.19	(11.63)	184,063	1.44	(c)	1.51	(c)	(0.86	)(c)	29
9.52	(12.01)	33,787	2.19	(c)	2.26	(c)	(1.60	)(c)	29
9.52	(12.03)	49,880	2.19	(c)	2.26	(c)	(1.60	)(c)	29
10.56	(11.34)	17,717	1.04	(c)	1.11	(c)	(0.45	)(c)	29
10.12	(11.62)	3,185	1.54	(c)	1.61	(c)	(0.89	)(c)	29

11.52	27.43 (g)	194,604	1.56	(d)	1.64	(d)	(0.99	)(d)(e)	70
10.82	26.55 (g)	78,493	2.31	(d)	2.39	(d)	(1.73	)(d)(e)	70
10.81	26.43 (g)	61,641	2.31	(d)	2.39	(d)	(1.74	)(d)(e)	70
11.91	27.93 (g)	23,679	1.16	(d)	1.24	(d)	(0.56	)(d)(e)	70
11.45	27.36 (g)	1,441	1.66	(d)	1.74	(d)	(1.07	)(d)(e)	70

9.04	12.72 (i)	108,340	1.49		1.59		(1.14)		35
8.55	11.76 (i)	93,722	2.24		2.34		(1.89)		35
8.55	11.91 (i)	51,346	2.24		2.34		(1.89)		35
9.31	13.12 (i)	15,659	1.09		1.19		(0.75)		35
8.99	12.52 (i)	160	1.59		1.69		(1.24)		35

8.02	1.91	125,718	1.50		1.56		(1.10)		48
7.65	1.19	120,415	2.25		2.31		(1.85)		48
7.64	1.19	60,638	2.25		2.31		(1.85)		48
8.23	2.36	8,819	1.10		1.16		(0.70)		48
7.99	1.78	100	1.60		1.66		(1.20)		48

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2009 through February 28, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	All Cap Growth Fund				Capital Growth Fund				Concentrated Growth Fund				Growth Opportunities Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	9/1/09	2/28/10		2/28/10*	9/1/09	2/28/10		2/28/10*	9/1/09	2/28/10		2/28/10*	9/1/09	2/28/10		2/28/10*
Class A
Actual	$1,000.00	$1,120.00		$7.10	$1,000.00	$1,109.70		$5.96	$1,000.00	$1,109.40		$6.80	$1,000.00	$1,139.00		$7.31
Hypothetical 5% return	1,000.00	1,018.10	+	6.76	1,000.00	1,019.14	+	5.71	1,000.00	1,018.35	+	6.51	1,000.00	1,017.95	+	6.90

Class B
Actual	N/A	N/A		N/A	1,000.00	1,106.30		9.87	1,000.00	1,105.80		10.70	1,000.00	1,134.20		11.27
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.42	+	9.44	1,000.00	1,014.63	+	10.24	1,000.00	1,014.23	+	10.64

Class C
Actual	1,000.00	1,115.40		11.01	1,000.00	1,105.00		9.86	1,000.00	1,106.10		10.71	1,000.00	1,134.20		11.27
Hypothetical 5% return	1,000.00	1,014.38	+	10.49	1,000.00	1,015.42	+	9.44	1,000.00	1,014.63	+	10.24	1,000.00	1,014.23	+	10.64

Institutional
Actual	1,000.00	1,122.50		5.00	1,000.00	1,111.70		3.87	1,000.00	1,112.10		4.71	1,000.00	1,140.80		5.20
Hypothetical 5% return	1,000.00	1,020.08	+	4.76	1,000.00	1,021.12	+	3.71	1,000.00	1,020.33	+	4.51	1,000.00	1,019.93	+	4.91

Service
Actual	N/A	N/A		N/A	1,000.00	1,109.10		6.48	N/A	N/A		N/A	1,000.00	1,138.00		7.85
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.65	+	6.21	N/A	N/A		N/A	1,000.00	1,017.46	+	7.40

Class IR
Actual	1,000.00	1,121.60		5.79	1,000.00	1,111.00		4.66	1,000.00	1,111.00		5.50	1,000.00	1,140.10		6.00
Hypothetical 5% return	1,000.00	1,019.34	+	5.51	1,000.00	1,020.38	+	4.46	1,000.00	1,019.59	+	5.26	1,000.00	1,019.19	+	5.66

Class R
Actual	1,000.00	1,118.00		8.40	1,000.00	1,108.40		7.27	1,000.00	1,109.00		8.10	1,000.00	1,137.10		8.64
Hypothetical 5% return	1,000.00	1,016.86	+	8.00	1,000.00	1,017.90	+	6.95	1,000.00	1,017.11	+	7.75	1,000.00	1,016.71	+	8.15

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2010 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Tollkeeper Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	9/1/09	2/28/10		2/28/10*	9/1/09	2/28/10		2/28/10*	9/1/09	2/28/10		2/28/10*
Class A
Actual	$1,000.00	$1,156.20		$8.02	$1,000.00	$1,106.40		$6.00	$1,000.00	$1,106.10		$7.83
Hypothetical 5% return	1,000.00	1,017.36	+	7.50	1,000.00	1,019.09	+	5.76	1,000.00	1,017.36	+	7.50

Class B
Actual	1,000.00	1,153.20		12.01	1,000.00	1,102.50		9.90	1,000.00	1,102.60		11.73
Hypothetical 5% return	1,000.00	1,013.64	+	11.23	1,000.00	1,015.37	+	9.49	1,000.00	1,013.64	+	11.23

Class C
Actual	1,000.00	1,152.20		12.01	1,000.00	1,102.40		9.90	1,000.00	1,102.70		11.73
Hypothetical 5% return	1,000.00	1,013.64	+	11.23	1,000.00	1,015.37	+	9.49	1,000.00	1,013.64	+	11.23

Institutional
Actual	1,000.00	1,158.60		5.89	1,000.00	1,108.60		3.92	1,000.00	1,108.20		5.75
Hypothetical 5% return	1,000.00	1,019.34	+	5.51	1,000.00	1,021.08	+	3.76	1,000.00	1,019.34	+	5.51

Service
Actual	1,000.00	1,156.50		8.56	1,000.00	1,105.60		6.53	1,000.00	1,105.70		8.35
Hypothetical 5% return	1,000.00	1,016.86	+	8.00	1,000.00	1,018.60	+	6.26	1,000.00	1,016.86	+	8.00

Class IR
Actual	1,000.00	1,157.30		6.69	1,000.00	1,108.50		4.71	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.60	+	6.26	1,000.00	1,020.33	+	4.51	N/A	N/A		N/A

Class R
Actual	1,000.00	1,154.90		9.35	1,000.00	1,104.80		7.31	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.12	+	8.75	1,000.00	1,017.85	+	7.00	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

All Cap Growth	1.35%	N/A	2.10%	0.95%	N/A	1.10%	1.60%
Capital Growth	1.14	1.89%	1.89	0.74	1.24%	0.89	1.39
Concentrated Growth	1.30	2.05	2.05	0.90	N/A	1.05	1.55
Growth Opportunities	1.38	2.13	2.13	0.98	1.48	1.13	1.63
Small Mid/Cap Growth	1.50	2.25	2.25	1.10	1.60	1.25	1.75
Strategic Growth	1.15	1.90	1.90	0.75	1.25	0.90	1.40
Tollkeeper	1.50	2.25	2.25	1.10	1.60	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $753.4 billion in assets under management as of December 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund

■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Structured International Equity
Flex Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2008 year-end assets. Ranked 9th in Total Assets Worldwide. Pensions & Investments, May 2009.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Website at http://www.sec.gov. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s Website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2010 Goldman, Sachs & Co.  All rights reserved.  34772.MF.TMPL  EQGRWSAR10 / 239K / 03-10

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: May 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: May 7, 2010

/s/ George F. Travers

By: George F. Travers
Chief Financial Officer of
Goldman Sachs Trust

Date: May 7, 2010